UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23179

First Trust Alternative Opportunities Fund

(Exact name of registrant as specified in charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Ann Maurer

235 West Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

registrant's telephone number, including area code: (414) 299-2270

Date of fiscal year end: March 31

Date of reporting period: March 31, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

(a)	The Report to Stockholders is attached herewith.

First Trust
Capital Management

FIRST TRUST ALTERNATIVE OPPORTUNITIES FUND

Class A Shares – VFLAX
Class I Shares – VFLEX

Annual Report

March 31, 2025

First Trust Capital Management L.P. | 225 W. Wacker Drive | Suite 2160 | Chicago, IL 60606 | P: 773.828.6700

First Trust Alternative Opportunities Fund
This report and the consolidated financial statements contained herein are provided for the general information of the shareholders of the First Trust Alternative Opportunities Fund (the “Fund”). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

FIRST TRUST ALTERNATIVE OPPORTUNITIES FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
Executive-Level Overview
We like to preface our Management Discussion of Fund Performance with an Executive-Level Overview to reinforce our investment process and current mindset in present market conditions.
Last year marked another impressive year for risk assets as the U.S. economy demonstrated remarkable resilience, supported by strong gross domestic product growth, low but rising unemployment, persistent but easing inflation and robust consumer spending. This backdrop fueled U.S. equities higher, with meaningful performance driven by large-cap U.S. technology stocks. Throughout the year, the Federal Reserve officially pivoted monetary policy as the first interest rate cut materialized in September. Despite lowering the front end of the yield curve, duration assets largely surprised to the downside as the back end steepened in response. As we turned to a new political regime, the positive performance from U.S. equities was tempered by valuation concerns and trade policy which introduced meaningful volatility back into the markets. Shortly after the First Trust Alternative Opportunities Fund’s fiscal year ended March 31, 2025, the U.S. presidential administration announced tariff policies that were substantially larger than markets expected resulting in an immediate sell off across risk assets. Tariffs have been implemented faster, at higher rates and with a broader scope than anticipated. The sharp downturn signaled a real-time price adjustment for reduced earnings, contracting price/earnings multiple and the increased risk of recession. Despite the public markets turmoil, we remain excited about the opportunity set present in private markets as dislocations can create compelling entry points in private markets.
While we do not seek to predict the market directionality, it’s important to remain cognizant of the macroeconomic and capital markets backdrop. Our primary focus remains guiding investors through this evolving environment. Amidst amplified volatility in both equity and debt markets, short-term disruptions complicate portfolio management and how to best respond to economic data. Our unwavering approach prioritizes building robust, uncorrelated portfolios capable of delivering positive absolute performance across diverse market cycles. This strategy has proven to be prudent, offering investors an investment opportunity despite the increased market turbulence across our range of strategies.
As is customary in our Management Discussion of Fund Performance, we will review what we believe to be the important drivers of performance and opportunity in the Fund for the past fiscal year period.
First Trust Alternative Opportunities Fund
For the fiscal year ended March 31, 2025, the Fund’s Class I Shares produced a net return of +9.73%, outperforming the ICE BofA U.S. 3 Month Treasury Bill Index’s return of +5.00% over the same period. The Fund consistently outperformed the stated benchmark and provided strong diversification to major bond indices in absolute and risk adjusted performance. For the same one-year period, the Bloomberg U.S. Aggregate Bond Index gained +4.88%, with above historical average volatility. During its fiscal year, the Fund did not have a single negative month of performance, the Bloomberg U.S. Aggregate Bond Index had four down months over that time period.

The Fund’s credit co-investment exposure led among the Fund’s sub-strategies, contributing +5.06%. Performance continued to be driven by elevated base interest rates, a low default environment and the broad retrenchment of bank lending. During the past fiscal year, the co-investment portfolio was highly diversified across positions and strategies, including direct lending, asset-based lending, structured credit and synthetic risk transfers (SRTs) / regulatory capital relief trades. At fiscal year-end, the co-investment portfolio represented 39% of the Fund’s net assets, allocated across 104 unique deals with an average position size of 0.4%. 96% (97 out of 104) of these deals contributed positively to performance with the remaining experiencing modest mark-to-market pressure. Similarly, the alternative credit sub-strategy, which gains exposure to private lending and less liquid credit primarily through private funds, contributed +1.58% to overall performance. Across both sub-strategies, the Fund has been prioritizing short-tenor, higher quality credits that we believe offer a premium to public markets with strong structural protections. The majority of these deals contributed positively to performance with the remaining experiencing modest mark-to-market pressure. Similarly, the alternative credit sub-strategy, which gains exposure to private lending and less liquid credit primarily through private funds, contributed +1.58% to overall performance. Across both sub-strategies, the Fund has been prioritizing short-tenor, higher quality credits that we believe offer a premium to public markets with strong structural protections.
The Fund increased its overall exposure to private equity by 7% year-over-year through direct secondaries, co-investments and primary fund commitments. The private equity sub-strategy added +1.37% to performance during the fiscal year and experienced strong idiosyncratic performance with notable valuation increases in several underlying holdings. Our hedged strategies exposure contributed +1.26% to Fund performance, with the majority of underlying positions producing positive performance during the 12-month period. The sole detractor in our hedge fund sleeve over that time period was a biotech and healthcare focused strategy, the only detractor in our real estate sleeve was Bailard, a core real estate allocator with exposure across retail, industrial, multifamily, and office and the detractors in our private equity sleeve were primary fund commitments early in their J-curve including Quiet Capital III and Hedosophia VI. The trading environment for the hedge fund managers was more favorable than much of the prior year as factor rotation, increased dispersion and elevated event-driven activity expanded the opportunity set. Our lineup of hedge fund managers continued to drive attractive risk-adjusted returns, and in times of market dislocation their value as a diversifier within a strategic asset allocation became increasingly evident. The real estate sub-strategy sleeve added +0.47% to the Fund’s performance and the Fund began to increase exposure throughout the year. The Fund continued to be defensively positioned across core-plus, value-add and triple-net lease strategies alongside real estate firms who have maintained responsible leverage use. We are pleased with performance during a period in which the broader real estate asset class remained challenged. The year brought relatively muted real estate transaction activity as investors remained cautious, although we believe that easing financial conditions and long-term structural tail winds position the real estate asset class well for attractive long-term returns.
The allocations in the Fund across our sub-strategies as of March 31, 2025 were Co-Investments at 39%, Alternative Credit at 15%, Private Equity at 12%, Hedged Strategies at 17% and Real Estate at 13%.
Based on the current and go-forward expected yields of underlying positions within the Fund’s portfolio particularly across our co-investment book, we remain confident in the Fund’s ability to generate net investment income that is sufficient to cover the intended distribution rate of the Fund, as it did over the previous fiscal year. Over the fiscal period, the Fund made distributions of 7% annualized to investors, meeting its defined income objective, if the yields of our underlying positions fall short of this target the Fund may have return of capital as component of its distribution.

As always, we thank you for your continued support and intend to work hard to maintain it. We truly appreciate your trust and confidence in First Trust Capital Management.
Kind Regards,

Michael D. Peck, CFA	Brian R. Murphy
Portfolio Manager	Portfolio Manager
mpeck@firsttrustcapital.com	bmurphy@firsttrustcapital.com

First Trust Alternative Opportunities Fund
FUND PERFORMANCE
March 31, 2025 (Unaudited)

Performance of a $10,000 Investment
This graph compares a hypothetical $10,000 investment in the Fund’s Class A Shares and Class I Shares with a similar investment in the Bloomberg U.S. Aggregate Bond Index and the ICE BofA 3 Month U.S. Treasury Bill Index. Results include the reinvestment of all dividends and capital gains. The indices do not reflect expenses, fees, or sales charges, which would lower performance.
The Bloomberg U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment grade, taxable, fixed income securities in the United States — including government, corporate and international dollar denominated bonds as well as mortgage-backed and asset-backed securities, all with maturities of as least one year. The index is unmanaged and it is not available for investment.
The ICE BofA 3 Month U.S. Treasury Bill Index measures the performance of a single issue of outstanding treasury bill which matures closest to, but not beyond, three months from the rebalancing date. The issue is purchased at the beginning of the month and held for a full month; at the end of the month that issue is sold and rolled into a newly selected issue.
Average Annual Total Returns as of March 31, 2025	1 Years	Since Inception
Class A Shares (Inception Date 8/2/2021)	9.11%	6.59%
Bloomberg U.S. Aggregate Bond Index	4.88%	(1.59)%
ICE BofA 3 Month U.S. Treasury Bill Index	5.00%	3.49%

First Trust Alternative Opportunities Fund
FUND PERFORMANCE — Continued
March 31, 2025 (Unaudited)

Average Annual Total Returns as of March 31, 2025	1 Year	5 Years	Since Inception
Class I Shares (Inception Date 6/12/2017)	9.73%	10.77%	6.46%
Bloomberg U.S. Aggregate Bond Index	4.88%	(0.40)%	1.37%
ICE BofA 3 Month U.S. Treasury Bill Index	5.00%	2.57%	2.33%
The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 1 (877) 779-1999.
Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.
For the Fund’s current expense ratios, please refer to the Consolidated Financial Highlights section of this report.
Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Trustees of First Trust Alternative Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of First Trust Alternative Opportunities Fund (the “Fund”), including the consolidated schedule of investments, as of March 31, 2025, and the related consolidated statements of operations, changes in net assets and cash flows and the consolidated financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2025, the results of its operations, the changes in its net assets, its cash flows and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
The consolidated statement of changes in net assets for the year ended March 31, 2024, and the consolidated financial highlights for the years ended March 31, 2024, March 31, 2023,March 31, 2022 and March 31, 2021 were audited by another independent registered public accounting firm whose report, dated June 5, 2024, expressed an unqualified opinion on that consolidated statement of changes in net assets and those consolidated financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2025, by correspondence with the custodian, agent banks, underlying managers or administrators of the private investment vehicles and brokers; when replies were not received from agent banks, an underlying manager or administrator or brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
We have served as the auditor of one or more First Trust Capital Management L.P. investment companies since 2025.
Chicago, Illinois
May 30, 2025

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2025

Principal Amount ($)		Value
	ASSET-BACKED SECURITIES – 15.0%
14,000,0001	Banco Santander, S.A. Series 2024-1 CLN, 11.426% (3-Month Euribor+900 basis points), 6/20/20302,3	$15,527,465
2,912,5701	Series 2023-1, 8.562% (3-Month Euribor+600 basis points), 8/15/20372,3	3,134,288
917,7421	Series 2021-1, Class CLN, 11.562% (3-Month Euribor+900 basis points), 8/15/20372,3,4	998,819
5,962,9331	BNP Paribas Series S1 MEZZ, 12.289% (3-Month Euribor+950 basis points), 10/12/20322,3	6,544,525
4,915,594	BNP Paribas – Broadway Series 1, Class JNR, 12.347% (1-Month Term SOFR+800 basis points), 4/12/20312,3,4,5	4,964,750
16,123,142	Deutsche Bank AG Series 2021-1X, Class CLN, 13.092% (3-Month Term SOFR+876 basis points), 2/21/20292,3,4,5	16,260,188
	Granville Ltd.
28,000,000	Series 25-1X, 10.840% (1-Month Term SOFR+650 basis points), 2/15/20302,3	28,000,000
7,500,000	Series 2023-1X, Class E2, 14.079% (SOFR+0 basis points), 7/31/20312,3	7,762,500
36,797,0001	Gregory SPV S.R.L. Series 32XC, 10.136% (3-Month Euribor+775 basis points), 12/30/20452,3	39,789,144
12,287,3401	Landesbank Baden-Wuerttemberg Series LION-5 MEZ, 11.615% (3-Month Euribor+900 basis points), 7/31/20342,3	13,212,079
23,500,0001	Series LION-6 SNR, 10.005% (3-Month Euribor+765 basis points), 10/30/20362,3	25,410,900
	Lloyds Bank PLC
7,521,3031	Series 2023-1 Z, 15.329% (SONIA+1,088 basis points), 11/19/20292,3	9,968,908
5,000,0001	Series 2024-1 A, 8.955% (SONIA+450 basis points), 12/16/20302,3	6,465,250
19,000,0001	Series 2024-1 Z, 11.805% (SONIA+735 basis points), 12/16/20302,3	24,597,158
10,000,000	Manitoulin USD Ltd. Series 2023-1X, 14.620% (SOFR+1,025 basis points), 11/1/20282,3	9,410,000
16,259,878	Mespil Securities No.3 Designated Activity Company Series 2024-1, Class B, 13.850% (2-Month Term SOFR+950 basis points), 7/28/20322,3,5	16,747,674
3,000,0001	Nightingale Ltd. Series 2021-1 LF, 15.451% (SONIA+1,075 basis points), 4/1/20282,3	3,875,468

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

Principal Amount ($)		Value
	ASSET-BACKED SECURITIES (Continued)
8,084,3651	PYMES Magdalena Series 7, Class NOTE, 12.387% (3-Month Euribor+1,000 basis points), 12/23/20422,3,4	$8,979,519
17,800,0001	Series 11, Class NOTE, 9.504% (3-Month Euribor+650 basis points), 7/4/20542,3,4	19,249,330
10,000,000	Santander Bank Auto Credit-Linked Notes Series Series 2023-A, Class F, 13.752%, 6/15/20334,6	10,589,530
37,693,7031	Santander Consumer Finance, S.A. Series 2023-1, Class B, 11.057% (3-Month CIBOR+850 basis points), 10/31/20332,3,4	5,542,308
148,637,1551	Series 2024-1, 8.999% (3-Month STIBOR+665 basis points), 12/25/20342,3	14,788,597
	Santander UK PLC
6,988,3221	Series 2023-2 F2, 15.700% (SONIA+1,100 basis points), 4/22/20332,3	9,325,587
12,025,9101	Series 2024-2 F, 14.950% (SONIA+1,000 basis points), 5/22/20342,3	15,970,334
19,000,000	St. Lawrence Corp. Series 2023-1X, Class MEZZ, 14.120% (1-Month Term SOFR+975 basis points), 5/25/20332,3,4,5	19,760,000
	Syntotta 4
3,708,8111	11.504% (3-Month Euribor+900 basis points), 5/2/20452,3	4,070,549
	Syntotta 5
9,000,0001	10.511% (3-Month Euribor+800 basis points), 12/27/20432,3	9,975,130
13,500,000	U.S. Bancorp Series 2025-SUP1, Class R, 11.851% (30-Day SOFR Average+750 basis points), 2/25/20323,4,6	13,500,000
7,332,2821	Vale Securities Finance Series 2023-1, Class B, 12.141% (3-Month Euribor+950 basis points), 7/28/20322,3,4	8,011,121
	TOTAL ASSET-BACKED SECURITIES (Cost $364,662,191)	372,431,121
	BANK LOANS – 9.8%
	Advantage Capital Holdings, LLC
5,589,384	0.000% Cash, 12.500% PIK,7,8	5,587,526
2,885,810	8.000% Cash, 5.000% PIK, Term Loan, 4/14/20277,8,9	2,669,374
7,350,000	C3 Rentals, LLC 12.323%, Term Loan, 4/22/20277,9	7,386,750
7,500,000	CherCo, LLC 14.479%, Term Loan, 9/1/20257	7,387,500
3,302,541	CIRE Alto OpCo, LLC 24.090%, Term Loan, 8/29/20257,9	3,302,541
17,456,250	Connect America.com, LLC 9.799%, Term Loan, 12/31/20287,9	17,194,406
605,767	Fenix Topco, LLC 11.830%, Delay Draw, 4/2/20277,9,10	502,252

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

Principal Amount ($)		Value
	BANK LOANS (Continued)
3,386,835	1.000%, Delay Draw, 3/28/20297,11	$—12
8,669,823	13.550%, Term Loan, 3/28/20297,9	8,375,049
5,029,680	IFit, Inc. 13.052%, Term Loan, 2/24/20277,9	5,004,531
19,986,437	Ipsen Group Holding GmbH 7.825% Cash, 7.000% PIK, Term Loan, 7/31/20297,8,9	19,438,808
6,982,500	Leonard Valve Company, LLC 9.799%, Term Loan (3-Month USD LIBOR+550 basis points), 9/30/20273,7	6,974,121
6,391,359	Lucky Bucks Holdings, LLC 12.500%, Term Loan, 5/29/20287,8,13	—
17,256,230	Minds + Assembly, LLC 9.549%, Term Loan, 10/28/20267,9	17,075,040
950,521	0.500%, Revolver, 5/3/20297,11	—12
38,000,000	Nephorn Pharmaceuticals Corp. 13.525%, Term Loan, 1/31/20287,9	37,458,630
8,449,412	NMA Holdings, LLC 9.545%, Term Loan, 1/2/20287,9	8,313,376
1,411,765	0.500%, Revolver, 12/18/20307,11	—12
2,117,647	1.000%, Delay Draw, 12/18/20307,11	—12
24,598,741	Progress Lighting, LLC 14.293%, Term Loan, 9/18/20297,9	24,060,029
7,260,558	Riccobene Associates 9.325%, Term Loan, 11/12/20277,9	7,165,445
2,976,996	9.322%, Delay Draw, 1/10/20287,9,10	614,638
744,249	0.500%, Revolver, 10/31/20307,11	—12
23,930,583	Shryne Group, Inc. 16.000% Cash, 1.000% PIK, Term Loan, 5/26/20267,8,9	24,050,236
4,210,772	Steward Health Care System, LLC 6.070% Cash, 9.850% PIK, Bridge, 4/30/20257,8,9	4,210,772
13,999,999	14.438%, Term Loan, 6/30/20257,9	14,000,000
241,770	15.188%, Term Loan, 12/31/20257,9	241,770
2,021,144	Summit Spine & Joint Centers 9.298%, Revolver, 3/18/20287,9,10	119,314
13,436,567	11.500%, Term Loan, 3/18/20287,9	13,220,036
4,042,289	1.000%, Delay Draw, 3/25/20317,11	—12
1,337,097	Wellbore Integrity Solutions, LLC 11.761%, Term Loan, 9/1/20257,9	1,337,097
2,137,502	14.899% Cash, 6.950% PIK, Term Loan, 9/1/20257,8,9	2,126,814
5,495,870	West Side Holdco, LLC 13.323%, Term Loan, 9/3/20277,9	5,330,994
	TOTAL BANK LOANS (Cost $248,713,156)	243,147,049

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

Number of Shares		Value
	CLOSED-END FUNDS – 11.4%
1,816,272	Cliffwater Corporate Lending Fund – Class I	$19,706,555
8,682,898	Cliffwater Enhanced Lending Fund – Class I	96,778,317
3,136,671	Opportunistic Credit Interval Fund – Class I14	36,008,984
1,429,046	Palmer Square Capital BDC, Inc.14	19,034,893
3,263,285	Pomona Investment Fund LP15	52,049,067
1,044,893	StepStone Private Markets – Class I	58,116,916
	TOTAL CLOSED-END FUNDS (Cost $263,947,002)	281,694,732
Principal Amount ($)
	COLLATERALIZED LOAN OBLIGATIONS – 17.4%
2,250,000	ABPCI Direct Lending Fund CLO, LLC Series 2017-1A, Class ERR, 11.793% (3-Month Term SOFR+750 basis points), 7/20/20373,4,5,6	2,276,483
1,000,000	Anchorage Capital CLO Ltd. Series 2020-16A, Class A1R2, 4.985% (3-Month Term SOFR+125 basis points), 1/19/20383,4,5,6	996,883
1,000,000	Annisa CLO Ltd. Series 2016-2A, Class DRR, 7.093% (3-Month Term SOFR+280 basis points), 7/20/20313,4,5,6	1,005,426
1,000,000	Apidos CLO Ltd. Series 2018-29A, Class D, 9.812% (3-Month Term SOFR+551 basis points), 7/25/20303,4,5,6	1,004,510
1,500,000	Series 2017-28A, Class C, 7.055% (3-Month Term SOFR+276 basis points), 1/20/20313,4,5,6	1,500,023
1,829,000	Series 2013-15A, Class ERR, 10.255% (3-Month Term SOFR+596 basis points), 4/20/20313,4,5,6	1,835,973
1,000,000	Series 2015-20A, Class DR, 10.269% (3-Month Term SOFR+596 basis points), 7/16/20313,4,5,6	1,000,051
1,500,000	Series 2015-23A, Class DRR, 6.917% (3-Month Term SOFR+260 basis points), 4/15/20333,4,5,6	1,500,019
750,000	Series 2020-33A, Class ER, 10.908% (3-Month Term SOFR+661 basis points), 10/24/20343,4,5,6	750,000
1,000,000	Series 2023-45A, Class E, 12.700% (3-Month Term SOFR+840 basis points), 4/26/20363,4,5,6	1,011,731
1,000,000	Ares CLO Ltd. Series 2018-47A, Class D, 7.264% (3-Month Term SOFR+296 basis points), 4/15/20303,4,5,6	1,005,584
850,000	Series 2018-50A, Class D, 7.464% (3-Month Term SOFR+316 basis points), 1/15/20323,4,5,6	852,665
1,750,000	Series 2016-39A, Class AR3, 5.713% (3-Month Term SOFR+142 basis points), 7/18/20373,4,5,6	1,752,633

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

Principal Amount ($)		Value
	COLLATERALIZED LOAN OBLIGATIONS (Continued)
1,000,000	Battalion CLO Ltd. Series 2020-15A, Class BR, 5.804% (3-Month Term SOFR+150 basis points), 1/17/20333,4,5,6	$1,001,272
1,500,000	Bean Creek CLO Ltd. Series 2015-1A, Class DR, 7.305% (3-Month Term SOFR+301 basis points), 4/20/20313,4,5,6	1,501,876
500,000	Benefit Street Partners CLO Ltd. Series 2015-8A, Class DR, 10.155% (3-Month Term SOFR+586 basis points), 1/20/20313,4,5,6	497,881
1,000,000	Series 2021-23A, Class E, 11.372% (3-Month Term SOFR+707 basis points), 4/25/20343,4,5,6	1,005,457
1,500,000	Series 2019-17A, Class D1R2, 7.452% (3-Month Term SOFR+315 basis points), 10/15/20373,4,5,6	1,505,636
2,000,000	Series 2022-28A, Class AR, 5.643% (3-Month Term SOFR+135 basis points), 10/20/20373,4,5,6	2,002,043
1,000,000	Series 2024-37A, Class A, 5.698% (3-Month Term SOFR+135 basis points), 1/25/20383,4,5,6	999,212
1,000,000	Series 2024-36A, Class D1, 7.364% (3-Month Term SOFR+295 basis points), 1/25/20383,4,5,6	1,005,657
4,000,000	BFNS, LLC Series 2022-1A, Class C, 7.000%, 7/10/20353,4,5,6	3,445,910
	Bryant Park Funding Ltd.
750,000	Series 2023-21A, Class E, 12.763% (3-Month Term SOFR+847 basis points), 10/18/20363,4,5,6	765,630
750,000	Series 2021-17RA, Class ER, 11.223% (3-Month Term SOFR+693 basis points), 1/20/20383,4,5,6	758,677
1,000,000	Carbone CLO Ltd. Series 2017-1A, Class C, 7.155% (3-Month Term SOFR+286 basis points), 1/20/20313,4,5,6	1,000,081
2,305,000	Carlyle Global Market Strategies CLO Ltd. Series 2014-4RA, Class C, 7.464% (3-Month Term SOFR+316 basis points), 7/15/20303,4,5,6	2,308,889
1,000,000	Series 2014-3RA, Class C, 7.512% (3-Month Term SOFR+321 basis points), 7/27/20313,4,5,6	1,001,409
1,000,000	Series 2012-4A, Class DR3, 7.790% (3-Month Term SOFR+350 basis points), 4/22/20323,4,5,6	1,001,978
1,000,000	Series 2015-4A, Class CR, 8.255% (3-Month Term SOFR+396 basis points), 7/20/20323,4,5,6	1,004,490
520,000	Catamaran CLO Ltd. Series 2018-1A, Class D, 8.212% (3-Month Term SOFR+391 basis points), 10/25/20313,4,5,6	520,020
1,000,000	Cedar Funding CLO Ltd. Series 2018-7A, Class DR, 7.043% (3-Month Term SOFR+275 basis points), 1/20/20313,4,5,6	1,000,061

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

Principal Amount ($)		Value
	COLLATERALIZED LOAN OBLIGATIONS (Continued)
1,000,000	Series 2014-4A, Class AR3, 5.619% (3-Month Term SOFR+134 basis points), 1/23/20383,4,5,6	$1,001,042
1,000,000	Series 2014-4A, Class DR3, 7.579% (3-Month Term SOFR+330 basis points), 1/23/20383,4,5,6	1,007,436
1,500,000	Series 2020-12A, Class ARR, 5.457% (3-Month Term SOFR+120 basis points), 1/25/20383,4,5,6	1,495,884
1,000,000	CIFC Funding Ltd. Series 2018-3A, Class D, 7.405% (3-Month Term SOFR+311 basis points), 7/18/20313,4,5,6	1,002,789
1,000,000	Series 2018-2A, Class D1R, 7.343% (3-Month Term SOFR+305 basis points), 10/20/20373,4,5,6	1,011,818
1,000,000	Creeksource Dunes Creek CLO Ltd. Series 2024-1A, Class A1, 5.744% (3-Month Term SOFR+141 basis points), 1/15/20383,4,5,6	1,000,805
750,000	Crestline Denali CLO Ltd. Series 2018-1A, Class D, 7.814% (3-Month Term SOFR+351 basis points), 10/15/20313,4,5,6	750,074
1,000,000	Dewolf Park CLO Ltd. Series 2017-1A, Class DR, 7.414% (3-Month Term SOFR+311 basis points), 10/15/20303,4,5,6	1,002,793
750,000	Dryden Senior Loan Fund Series 2013-30A, Class DR, 7.185% (3-Month Term SOFR+286 basis points), 11/15/20283,4,5,6	752,481
1,500,000	Series 2013-26A, Class DR, 7.264% (3-Month Term SOFR+296 basis points), 4/15/20293,4,5,6	1,507,106
500,000	Series 2017-54A, Class D, 7.655% (3-Month Term SOFR+336 basis points), 10/19/20293,4,5,6	500,014
1,270,000	Series 2017-49A, Class DR, 7.955% (3-Month Term SOFR+366 basis points), 7/18/20303,4,5,6	1,270,032
750,000	Series 2016-45A, Class DRR, 7.352% (3-Month Term SOFR+305 basis points), 10/15/20303,4,5,6	751,024
1,000,000	Series 2020-86A, Class A1R, 5.664% (3-Month Term SOFR+136 basis points), 7/17/20343,4,5,6	1,000,628
1,000,000	Elevation CLO Ltd. Series 2018-10A, Class AR, 5.242% (3-Month Term SOFR+92 basis points), 10/20/20313,4,5,6	1,000,001
1,500,000	Elmwood CLO Ltd. Series 2021-2A, Class D1R, 6.972% (3-Month Term SOFR+265 basis points), 4/20/20383,4,5,6	1,488,642
500,000	Series 2021-2A, Class D2R, 8.072% (3-Month Term SOFR+375 basis points), 4/20/20383,4,5,6	493,998
750,000	Flatiron CLO Ltd. Series 2023-1A, Class D, 9.553% (3-Month Term SOFR+525 basis points), 4/17/20363,4,6	757,655

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

Principal Amount ($)		Value
	COLLATERALIZED LOAN OBLIGATIONS (Continued)
1,000,000	Series 2023-2A, Class D, 9.152% (3-Month Term SOFR+485 basis points), 1/15/20373,4,5,6	$1,019,870
1,000,000	Series 2023-2A, Class E, 12.132% (3-Month Term SOFR+783 basis points), 1/15/20373,4,5,6	1,024,281
2,500,000	Fortress Credit Opportunities CLO, LLC Series 2022-19A, Class ER, 12.302% (3-Month Term SOFR+800 basis points), 10/15/20363,4,6	2,522,569
1,000,000	Galaxy CLO Ltd. Series 2015-21A, Class DR, 7.205% (3-Month Term SOFR+291 basis points), 4/20/20313,4,5,6	1,005,034
750,000	Series 2018-27A, Class E, 10.365% (3-Month Term SOFR+604 basis points), 5/16/20313,4,5,6	754,686
1,000,000	Generate CLO Ltd. Series 2023-12A, Class E, 12.690% (3-Month Term SOFR+840 basis points), 7/20/20363,4,5,6	1,019,649
1,000,000	Goldentree Loan Management U.S. CLO Ltd. Series 2019-5A, Class DRR, 7.093% (3-Month Term SOFR+280 basis points), 10/20/20323,4,5,6	1,002,900
1,500,000	Harbor Park CLO Ltd. Series 2018-1A, Class D, 7.455% (3-Month Term SOFR+316 basis points), 1/20/20313,4,5,6	1,504,856
1,000,000	Invesco U.S. CLO Ltd. Series 2023-3A, Class E, 12.462% (3-Month Term SOFR+816 basis points), 7/15/20363,4,5,6	1,012,426
230,763	LCM Ltd. Series 25A, Class AR, 5.393% (3-Month Term SOFR+110 basis points), 7/20/20303,4,5,6	230,854
1,200,000	Madison Park Funding Ltd. Series 2019-34A, Class D1RR, 7.658% (3-Month Term SOFR+335 basis points), 10/16/20373,4,5,6	1,202,100
1,000,000	Magnetite CLO Ltd. Series 2018-20A, Class E, 9.905% (3-Month Term SOFR+561 basis points), 4/20/20313,4,5,6	1,004,651
1,500,000	Series 2022-35A, Class ER, 11.550% (3-Month Term SOFR+725 basis points), 10/25/20363,4,5,6	1,517,257
4,000,000	Series 2020-26A, Class D1R2, 6.219% (3-Month Term SOFR+250 basis points), 1/25/20383,4,5,6	4,009,440
2,400,000	Maranon Loan Funding Ltd. Series 2021-3A, Class ER, 12.122% (3-Month Term SOFR+782 basis points), 10/15/20363,4,5,6	2,421,232
2,950,000	MCF CLO Ltd. Series 2019-1A, Class ER, 12.363% (3-Month Term SOFR+806 basis points), 4/17/20363,4,5,6	2,973,493

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

Principal Amount ($)		Value
	COLLATERALIZED LOAN OBLIGATIONS (Continued)
6,500,000	Series 2018-1A, Class ER, 12.293% (3-Month Term SOFR+800 basis points), 4/18/20363,4,5,6	$6,655,372
7,000,000	Series 2018-1A, Class SUB, 15.235%, 4/18/20364,5,6,9	4,671,635
1,000,000	Menlo CLO Ltd. Series 2024-1A, Class D1, 7.580% (3-Month Term SOFR+325 basis points), 1/20/20383,4,5,6	1,000,634
750,000	Morgan Stanley Eaton Vance CLO Ltd. Series 2023-19A, Class E, 13.193% (3-Month Term SOFR+890 basis points), 7/20/20363,4,5,6	763,451
1,000,000	Series 2022-18A, Class D1R, 7.393% (3-Month Term SOFR+310 basis points), 10/20/20373,4,5,6	1,013,662
1,000,000	Mount Logan Funding LP Series 2018-1A, Class ER, 13.012% (3-Month Term SOFR+872 basis points), 1/22/20333,4,5,6	998,520
16,084,782	Series 2018-1A, Class SUBR, 13.635%, 1/22/20334,5,6,9	8,254,569
1,000,000	Mountain View CLO Ltd. Series 2019-2A, Class DR, 8.902% (3-Month Term SOFR+460 basis points), 7/15/20373,4,5,6	1,014,866
500,000	New Mountain CLO Ltd. Series CLO-4A, Class D, 9.793% (3-Month Term SOFR+550 basis points), 4/20/20363,4,5,6	501,539
750,000	Series CLO-4A, Class E, 12.443% (3-Month Term SOFR+815 basis points), 4/20/20363,4,5,6	760,136
1,000,000	Series CLO-1A, Class DRR, 7.152% (3-Month Term SOFR+285 basis points), 1/15/20383,4,5,6	1,002,454
1,500,000	Series CLO-7A, Class A1, 5.484% (3-Month Term SOFR+120 basis points), 3/31/20383,4,5,6	1,500,000
1,000,000	Newark BSL CLO Ltd. Series 2017-1A, Class CR, 7.712% (3-Month Term SOFR+341 basis points), 7/25/20303,4,5,6	998,775
700,000	OCP CLO Ltd. Series 2014-5A, Class DR, 10.262% (3-Month Term SOFR+596 basis points), 4/26/20313,4,5,6	663,689
1,000,000	Octagon Investment Partners Ltd. Series 2012-1A, Class CRR, 8.464% (3-Month Term SOFR+416 basis points), 7/15/20293,4,5,6	1,003,572
1,000,000	Series 2014-1A, Class DRR, 7.302% (3-Month Term SOFR+301 basis points), 1/22/20303,4,5,6	1,003,271
1,550,000	Series 2013-1A, Class DR2, 7.062% (3-Month Term SOFR+276 basis points), 1/25/20313,4,5,6	1,558,983
1,000,000	OZLM Ltd. Series 2014-6A, Class CT, 7.203% (3-Month Term SOFR+290 basis points), 4/17/20313,4,5,6	1,001,367

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

Principal Amount ($)		Value
	COLLATERALIZED LOAN OBLIGATIONS (Continued)
1,250,000	Series 2014-6A, Class DS, 10.614% (3-Month Term SOFR+631 basis points), 4/17/20313,4,5,6	$1,146,289
4,000,0001	Palmer Square European Loan Funding Series 2022-2X, Class SUB, 0.000%, 10/15/20314,9,14	135,813
2,975,0001	Series 2022-1X, Class SUB, 12.374%, 10/15/20314,9,14	2,088,699
4,000,0001	Series 2022-3X, Class SUB, 0.000%, 4/12/20324,7,9,14	—
7,100,0001	Series 2023-1A, Class SUB, 0.000%, 11/15/20324,6,9,14	—
8,325,0001	Series 2023-2X, Class SUB, 9.784%, 1/15/20334,9,14	8,377,306
8,200,0001	Series 2023-3X, Class SUB, 11.897%, 5/15/20334,9,14	7,914,888
10,575,0001	Series 2024-1X, Class SUB, 14.173%, 8/15/20334,9,14	9,034,500
8,150,0001	Series 2024-3A, Class SUB, 9.155%, 5/15/20344,6,9,14	8,462,950
14,550,0001	Series 2024-2X, Class SUB, 12.116%, 5/15/20344,9,14	13,642,541
6,200,0001	Series 2025-1X, Class SUB, 14.660%, 10/15/20344,9,14	6,704,152
2,500,0001	Series 2021-2X, Class SUB, 12.892%, 4/15/20354,9,14	1,952,939
11,000,0001	Series 2023-2X, Class SUB, 9.218%, 10/15/20364,9,14	8,400,945
14,000,0001	Series 2024-1X, Class SUB, 9.258%, 5/15/20374,9,14	14,239,915
9,425,0001	Series 2024-2X, Class SUB, 10.677%, 10/15/20374,9,14	9,755,943
4,500,0001	Series 2024-2X, Class F, 11.745% (3-Month Euribor+824 basis points), 10/15/20373,4,14	4,841,633
1,700,0001	Series 2023-1X, Class FR, 11.060% (3-Month Euribor+827 basis points), 1/15/20383,4,14	1,831,481
10,000,0001	Series 2023-1X, Class SUB, 11.126%, 1/15/20384,9,14	8,226,172
6,500,0001	Series 2025-1X, Class SUB, 8.875%, 10/15/20394,9,14	6,325,692
1,250,000	Palmer Square Loan Funding Ltd. Series 2020-1A, Class SUB, 0.000%, 2/20/20284,5,6,7,9,14	—
2,250,000	Series 2020-4A, Class SUB, 0.000%, 11/25/20284,5,6,7,9,14	—
1,250,000	Series 2021-1A, Class SUB, 0.000%, 4/20/20294,5,6,9,14	624,250
2,150,000	Series 2021-2A, Class SUB, 0.000%, 5/20/20294,5,6,9,14	1,234,536
1,500,000	Series 2021-3A, Class SUB, 0.000%, 7/20/20294,5,6,9,14	928,534
3,100,000	Series 2021-4A, Class SUB, 17.394%, 10/15/20294,5,6,9,14	1,975,757
5,235,000	Series 2022-1A, Class SUB, 14.414%, 4/15/20304,5,6,9,14	3,001,220
6,000,000	Series 2022-2A, Class SUB, 16.891%, 10/15/20304,5,6,9,14	4,318,255
1,250,000	Series 2022-5I, Class SUB, 0.000%, 1/15/20314,5,7,9,14	—
6,250,000	Series 2022-3A, Class SUB, 15.709%, 4/15/20314,5,6,9,14	5,609,536
4,675,000	Series 2023-1A, Class SUB, 0.000%, 7/20/20314,5,6,9,14	114,294
8,050,000	Series 2022-4A, Class SUB, 13.199%, 7/24/20314,5,6,9,14	7,045,617
6,600,000	Series 2023-2A, Class SUB, 11.874%, 1/25/20324,5,6,9,14	5,930,847
16,250,000	Series 2024-3A, Class SUB, 14.625%, 8/8/20324,5,6,9,14,16	14,908,117
8,000,000	Series 2024-1A, Class SUB, 10.788%, 10/15/20324,5,6,9,14	7,129,152

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

Principal Amount ($)		Value
	COLLATERALIZED LOAN OBLIGATIONS (Continued)
750,000	Series 2024-1A, Class E, 10.872% (3-Month Term SOFR+657 basis points), 10/15/20323,4,5,6,14	$744,879
17,500,000	Series 2024-2A, Class SUB, 12.468%, 1/15/20334,5,6,9,14	17,538,682
18,800,000	Series 2025-1A, Class SUB, 0.000%, 2/15/20334,5,6,9,14	18,800,000
9,500,000	Series 2023-2A, Class SUB, 10.024%, 4/20/20364,5,6,9,14	9,693,333
8,000,000	Series 2023-3A, Class SUB, 12.887%, 1/20/20374,5,6,9,14	7,555,258
13,760,000	Series 2024-1A, Class SUB, 11.938%, 4/15/20374,5,6,9,14	13,072,798
11,000,000	Series 2024-2A, Class SUB, 12.549%, 7/20/20374,5,6,9,14	9,657,361
6,500,000	Series 2024-3A, Class SUB, 13.960%, 7/20/20374,5,6,9,14	6,186,472
12,750,000	Series 2023-4A, Class SUB, 15.318%, 10/20/20374,5,6,9,14	12,113,029
14,000,000	Series 2024-4A, Class SUB, 12.616%, 1/15/20384,5,6,9,14	14,194,624
4,000,000	Series 2023-1A, Class SUB, 15.250%, 1/20/20384,5,6,9,14	4,128,190
11,500,000	Series 2025-1A, Class SUB, 13.000%, 4/20/20384,5,6,9,14	11,560,383
1,000,000	Post CLO Ltd. Series 2024-1A, Class E, 11.093% (3-Month Term SOFR+680 basis points), 4/20/20373,4,5,6	1,018,398
1,000,000	Regatta Funding Ltd. Series 2019-2A, Class ER, 11.402% (3-Month Term SOFR+710 basis points), 1/15/20333,4,5,6	1,005,479
1,500,000	Series 2016-1A, Class A1R2, 5.716% (3-Month Term SOFR+141 basis points), 6/20/20343,4,5,6	1,500,806
1,000,000	Series 2023-2A, Class D, 9.550% (3-Month Term SOFR+525 basis points), 1/25/20373,4,5,6	1,016,703
1,000,000	Series 2017-1A, Class D1R, 8.003% (3-Month Term SOFR+370 basis points), 4/17/20373,4,5,6	1,013,061
1,000,000	Series 2021-3A, Class D1R, 7.402% (3-Month Term SOFR+310 basis points), 10/15/20373,4,5,6	1,011,444
1,025,000	Series 2021-1A, Class D1R, 6.921% (3-Month Term SOFR+260 basis points), 4/15/20383,4,5,6	1,027,531
1,000,000	Silver Point CLO Ltd. Series 2024-6A, Class A1, 5.967% (3-Month Term SOFR+140 basis points), 10/15/20373,4,5,6	1,000,523
2,325,000	Sixth Street CLO Ltd. Series 2023-22A, Class D1R, 6.966% (3-Month Term SOFR+265 basis points), 4/21/20383,4,5,6	2,325,000
1,000,000	Symphony CLO Ltd. Series 2019-21A, Class AR2, 5.224% (3-Month Term SOFR+90 basis points), 7/15/20323,4,5,6	992,750
1,189,884	THL Credit Wind River CLO Ltd. Series 2019-3A, Class AR2, 5.362% (3-Month Term SOFR+106 basis points), 4/15/20313,4,5,6	1,189,676

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

Principal Amount ($)		Value
	COLLATERALIZED LOAN OBLIGATIONS (Continued)
1,500,000	Trestles CLO Ltd. Series 2023-6A, Class A1R, 5.454% (3-Month Term SOFR+118 basis points), 4/25/20383,4,5,6	$1,494,102
1,000,000	Venture CLO Ltd. Series 2019-38A, Class ARR, 5.304% (3-Month Term SOFR+100 basis points), 7/30/20323,4,5,6	998,552
1,000,000	Verdelite Static CLO Ltd. Series 2024-1A, Class D, 7.143% (3-Month Term SOFR+285 basis points), 7/20/20323,4,5,6	1,006,018
500,000	Voya CLO Ltd. Series 2013-1A, Class CR, 7.514% (3-Month Term SOFR+321 basis points), 10/15/20303,4,5,6	500,699
2,000,000	Series 2014-1A, Class CR2, 7.355% (3-Month Term SOFR+306 basis points), 4/18/20313,4,5,6	1,998,053
1,000,000	Series 2018-2A, Class D, 7.314% (3-Month Term SOFR+301 basis points), 7/15/20313,4,5,6	998,338
1,250,500	Series 2019-2A, Class D, 8.255% (3-Month Term SOFR+396 basis points), 7/20/20323,4,5,6	1,252,815
1,000,000	Series 2019-1A, Class D1RR, 7.499% (3-Month Term SOFR+305 basis points), 10/15/20373,4,5,6	1,014,280
1,000,000	Series 2020-3A, Class ARR, 5.543% (3-Month Term SOFR+125 basis points), 1/20/20383,4,5,6	1,000,250
750,000	Series 2020-3A, Class D1RR, 6.993% (3-Month Term SOFR+270 basis points), 1/20/20383,4,5,6	757,316
	TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $452,642,360)	430,472,951
	COLLATERALIZED MORTGAGE OBLIGATIONS – 0.0%
298,390	CHL Mortgage Pass-Through Trust Series 2004-29, Class 1X, 0.414%, 2/25/20354,9,17	3
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $0)	3

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

Number of Shares		Value
	COMMON STOCKS – 2.7%
	COMMUNICATIONS – 0.0%
9,923	TEGNA, Inc.16	$180,797
	CONSUMER NON-CYCLICAL – 0.1%
8,5411	Olinda SAS7	1,650,755
	CONSUMER STAPLES – 0.1%
23,798	Misfits Market, Inc.7	858,394
2,000,000	Progress Lighting, LLC7,18	2,026,000
		2,884,394
	ENERGY – 0.0%
216	Hess Corp.16	34,502
	FINANCIALS – 1.1%
35,000	AA Mission Acquisition Corp. – Class A*	365,050
188,986	Airwallex ESOP Ltd.7	2,832,900
35,000	Andretti Acquisition Corp. II – Class A*	355,250
42,210	Ares Acquisition Corp. II – Class A*	470,641
126,020	Black Hawk Acquisition Corp. – Class A*	1,328,251
17,052	Black Spade Acquisition II Co. – Class A*,5	173,078
20,000	Bleichroeder Acquisition Corp. I – Class A*	200,600
15,625	Cantor Equity Partners I, Inc. – Class A*	160,078
15,000	Cantor Equity Partners, Inc.*	161,100
31,500	Cayson Acquisition Corp.*	321,300
33,486	Centurion Acquisition Corp. – Class A*	344,906
35,000	Charlton Aria Acquisition Corp. – Class A*	353,150
27,296	Chenghe Acquisition II Co.*,5	279,511
175,546	Chime Financial, Inc.7	4,720,432
19,797	Colombier Acquisition Corp. II – Class A*	210,838
259	Discover Financial Services16	44,211
160,000	DT Cloud Acquisition Corp.5	1,676,800
35,000	DT Cloud Star Acquisition Corp.*	358,750
25,000	Dynamix Corp. – Class A*	248,750
39,999	EQV Ventures Acquisition Corp. – Class A*	404,790
15,490	Eureka Acquisition Corp.*,5	159,392
29,513	Flag Ship Acquisition Corp.*	305,460
35,000	Future Vision II Acquisition Corp.*,5	356,300
20,000	GigCapital7 Corp. – Class A*	202,400
60,098	GP Act III Acquisition Corp. – Class A*	620,812
25,000	Graf Global Corp. – Class A*	255,750
20,342	Haymaker Acquisition Corp. IV – Class A*	223,559

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

Number of Shares		Value
	COMMON STOCKS (Continued)
	FINANCIALS (Continued)
20,000	HCM II Acquisition Corp. – Class A*	$211,500
47,773	IB Acquisition Corp.*	492,062
162,277	Iron Horse Acquisitions Corp.*	1,702,286
62,700	JVSPAC Acquisition Corp. – Class A*,5	669,636
1,748	Kairous Acquisition Corp. Ltd.*,5	21,885
20,000	Launch One Acquisition Corp. – Class A*	204,200
35,000	Launch Two Acquisition Corp. – Class A*	354,200
117,246	Legato Merger Corp. III*	1,229,910
28,344	Lionheart Holdings – Class A*	290,809
75,000	M3-Brigade Acquisition V Corp. – Class A*	770,250
29,900	Melar Acquisition Corp. I – Class A*	305,877
45,622	Nabors Energy Transition Corp. II – Class A*	499,561
13,377	RF Acquisition Corp. II*,5	139,121
35,000	Rising Dragon Acquisition Corp.*,5	356,650
19,998	Silverbox Corp. IV – Class A*	203,514
20,000	SIM Acquisition Corp. I – Class A*	205,000
11,894	Spark I Acquisition Corp.*	128,574
27,573	Trailblazer Merger Corp. I*	310,472
35,000	Vine Hill Capital Investment Corp. – Class A*	356,300
65,000	Voyager Acquisition Corp. – Class A*	661,700
35,000	YHN Acquisition I Ltd.*,5	357,350
		26,604,916
	HEALTH CARE – 0.0%
6,404	Amedisys, Inc.*,16	593,202
	TECHNOLOGY – 1.4%
110	ANSYS, Inc.*,16	34,822
31,979	Epic Games, Inc.7	14,973,207
992	Juniper Networks, Inc.16	35,901
7861	Raisin SE7	10,211,243
72,993	ServiceTitan, Inc. – Class A*	6,942,364
24,155	Workrise Technologies, Inc.7	3,443,778
		35,641,315
	TOTAL COMMON STOCKS (Cost $62,403,966)	67,589,881

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

Principal Amount ($)		Value
	CORPORATE BONDS – 2.6%
	FINANCIALS – 2.6%
4,500,000	Barings BDC, Inc. 7.000%, 2/15/20294	$4,640,778
5,000,000	BlackRock TCP Capital Corp. 6.950%, 5/30/20294	5,003,125
4,000,000	Blackstone Private Credit Fund 6.000%, 1/29/20324	3,956,240
1,000,000	6.000%, 11/22/20344,6	960,555
3,000,000	Blue Owl Capital Corp. 3.750%, 7/22/20254,16	2,990,901
1,000,000	Blue Owl Capital Corp. II 8.450%, 11/15/20264	1,048,341
2,000,000	Blue Owl Capital Corp. III 3.125%, 4/13/20274	1,904,940
2,000,000	Blue Owl Credit Income Corp. 7.950%, 6/13/20284,6	2,118,408
3,000,000	Blue Owl Technology Finance Corp. 6.750%, 6/30/20254,6	3,004,050
1,000,000	4.750%, 12/15/20254,6	994,941
4,500,000	6.100%, 3/15/20284,6	4,487,585
3,500,000	6.750%, 4/4/20294	3,545,854
40,000	Capital Southwest Corp. 3.375%, 10/1/20264	38,521
1,200,000	Carlyle Secured Lending, Inc. 6.750%, 2/18/20304	1,221,193
150,000	Franklin BSP Capital Corp. 3.250%, 3/30/20264	146,528
4,600,000	7.200%, 6/15/20294,6	4,732,751
2,000,000	FS KKR Capital Corp. 2.625%, 1/15/20274	1,909,890
2,000,000	Golub Capital BDC, Inc. 2.050%, 2/15/20274	1,884,448
2,000,000	Golub Capital Private Credit Fund 5.800%, 9/12/20294,6	1,976,088
605,000	MidCap Financial Investment Corp. 4.500%, 7/16/20264	591,886
4,000,000	New Mountain Finance Corp. 6.875%, 2/1/20294	4,053,268
2,700,000	North Haven Private Income Fund, LLC 5.750%, 2/1/20304,6	2,662,918
1,000,000	Oaktree Specialty Lending Corp. 2.700%, 1/15/20274	950,552
3,000,000	7.100%, 2/15/20294	3,091,428
500,000	6.340%, 2/27/20304	497,991
4,189,000	PennantPark Investment Corp. 4.000%, 11/1/20264	4,016,857

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

Principal Amount ($)		Value
	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
1,000,000	Trinity Capital, Inc. 4.375%, 8/24/20264	$972,580
		63,402,617
	TOTAL CORPORATE BONDS (Cost $62,429,999)	63,402,617

Number of Shares
	MUTUAL FUNDS – 4.7%
3,082,861	Driehaus Event Driven Fund14	37,240,967
5,734,460	Glenmede Secured Options Portfolio – Class Institutional14	77,873,967
	TOTAL MUTUAL FUNDS (Cost $118,026,708)	115,114,934
	PREFERRED STOCKS – 2.4%
	CONSUMER STAPLES – 0.1%
83,287	Misfits Market, Inc. Series A-1, 0.000%*,7,19	3,031,647
	FINANCIALS – 1.6%
	Airwallex (Cayman) Limited
160,000	Series A, 0.000%*,7,19	2,398,400
282,196	Series B2, 0.000%*,7,19	4,238,584
143,991	Series E, 0.000%*,7,19	2,203,062
	Chime Financial, Inc.
27,000	Series A, 0.000%*,7,19	732,510
210,870	Series B, 0.000%*,7,19	5,670,294
39,583	Series D, 0.000%*,7,19	1,067,158
83,750	Series F, 0.000%*,7,19	2,381,850
21,847	CION Investment Corp. 7.500%, 12/30/20294	544,864
10,000	Eagle Point Credit Co., Inc. Series F, 8.000%, 1/31/20294	249,200
7,414	Eagle Point Income Co., Inc. Series C, 8.000%, 4/30/20294	185,869
351,202	Empower Finance, Inc. Series C , 0.000%*,7,19	3,382,075
131,854	MidCap Financial Investment Corp. 8.000%, 12/15/20284	3,366,233
20,000	New Mountain Finance Corp. 8.250%, 11/15/20284	510,200

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

Number of Shares		Value
	PREFERRED STOCKS (Continued)
	FINANCIALS (Continued)
238,339	Ramp Business Corp. Series A-2, 0.000%*,7,19	$10,124,641
59,684	Series C-3, 0.000%*,7,19	2,535,376
		39,590,316
	TECHNOLOGY – 0.7%
34,165	Olinda SAS Series D, 0.000%*,7,19	6,820,440
1,171,875	Route App, Inc. Series A1, 0.000%*,7,19	4,500,000
	Workrise Technologies, Inc.
4,873	Series A, 0.000%*,7,19	700,786
10,200	Series B, 0.000%*,7,19	1,476,552
20,468	Series C, 0.000%*,7,19	3,171,721
6,198	Series D, 0.000%*,7,19	1,062,647
		17,732,146
	TOTAL PREFERRED STOCKS (Cost $52,667,629)	60,354,109
	PRIVATE INVESTMENT VEHICLES – 22.1%
	INVESTMENT PARTNERSHIPS – 17.5%
N/A20	137 Holdings MA, LLC15	1,515,624
N/A20	137 Holdings MS, LLC15	1,066,346
N/A20	137 Holdings RBC, LLC15	3,046,956
N/A20	137 Ventures VI LP15	14,079,794
N/A20	Acer Tree Credit Opportunities Partners LP 7	15,185,693
N/A20	Arbour Lane Credit Opportunity Fund IV LP15	1,769,537
N/A20	Arlington Capital Partners VI LP15	2,184,161
N/A20	Audax Private Credit Fund LP15	9,920,604
N/A20	Blue Owl Real Estate Net Lease Property Fund LP15	61,949,823
N/A20	Core Spaces Fund IV LP15	5,365,979
N/A20	DSC Meridian Credit Opportunities Onshore Fund LP7	35,725,457
N/A20	Eisler Capital Multi Strategy Fund LP7	32,611,227
N/A20	FCP Realty Fund VI-A LP15	4,853,093
N/A20	GPS IV LP 15	821,739
N/A20	Hedosophia Investors VI E LP 15	2,185,555
N/A20	Hedosophia Partners VI LP15	4,699,208
N/A20	Hedosophia SP A LP15	2,018,007
N/A20	Hillpointe Workforce Housing Partners V LP15,18	8,460,680
N/A20	HS Investments V F LP15	345,365
N/A20	HS Investments NA18 LP15	5,076,409
N/A20	HS Investments VI A LP15	9,825,060
N/A20	HS Investments VI B LP15	2,397,775
N/A20	Hudson Bay Fund LP7	1,064,002
N/A20	Kern River Capital, LLC15	750,000

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

Number of Shares		Value
	PRIVATE INVESTMENT VEHICLES (Continued)
	INVESTMENT PARTNERSHIPS (Continued)
N/A20	KQ Partners Fund LP15	$6,919,632
N/A20	Linden Investors LP7	26,821,438
N/A20	Nuveen Real Estate U.S. Cities Industrial Fund LP7	6,857,308
N/A20	Nuveen Real Estate U.S. Cities Multifamily Fund LP7	6,342,232
N/A20	Old Orchard Credit Fund LP7	24,033,548
N/A20	Point72 Capital LP7	29,933,018
N/A20	Quiet OA Access LP15	3,002,298
N/A20	Quiet Select Fund – Class B15	1,267,200
N/A20	Quiet Select Fund – Class C15	2,785,364
N/A20	Quiet Select Fund – Class D15	1,500,000
N/A20	Quiet Select Fund – Class E15	1,513,471
N/A20	Quiet Select Fund – Class F15	2,017,961
N/A20	Quiet SPV R9 LP15	11,053
N/A20	Quiet T1 LP – Class A15	1,943,935
N/A20	Quiet T1 LP – Class B15	1,234,617
N/A20	Quiet Venture III Fund LP15	7,318,781
N/A20	RiverNorth Capital Partners LP7,14	19,570,057
N/A20	Savory Fund III Blocked LP15	1,221,828
N/A20	Seer Capital Partners Fund LP15	2,983,241
N/A20	Seer Capital Regulatory Capital Relief Fund LP15	7,300,676
N/A20	TCW Rescue Financing Fund II LP15	3,908,433
N/A20	TPG Tech Adjacencies II Vega LP15	1,721,328
N/A20	TPG Tech Adjacencies II Vital CI LP15	2,020,000
N/A20	Walleye Opportunities Fund LP7	36,385,702
N/A20	Whitehawk IV-Plus Onshore Fund LP15	2,636,152
		428,167,367
	NON-LISTED BUSINESS DEVELOPMENT COMPANIES – 1.9%
567,120	BC Partners Lending Corp.14,15	11,467,159
795,000	TCW Direct Lending VIII, LLC14,15	36,565,578
		48,032,737
Principal Amount ($)
	PRIVATE COLLATERALIZED LOAN OBLIGATIONS – 2.7%
7,000,000	Antares Loan Funding I Ltd. 2/17/203215	8,016,308
5,731,600	Fortress Credit Opportunities CLO, LLC Series XXVII, 1/28/203515	5,895,531
2,869,200	GPG Loan Funding, LLC 4/29/2034*,15	3,013,666
13,500,000	KCLF Note Issuer I SPV, LLC 12/28/203315	14,119,690
11,548,335	MCF CLO 12, LLC 2/24/202814,15	11,867,246

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

Principal Amount ($)		Value
	PRIVATE INVESTMENT VEHICLES (Continued)
	PRIVATE COLLATERALIZED LOAN OBLIGATIONS (Continued)
5,208,000	Neuberger Berman CLO Ltd. 3/27/203815	$5,208,000
6,585,852	Private Credit Fund C-1 Holdco, LLC Series 2023-1, 7/11/203315	6,949,535
11,219,129	Silver Point Loan Funding, LLC 10/20/203315	11,866,104
		66,936,080
	TOTAL PRIVATE INVESTMENT VEHICLES (Cost $498,535,759)	543,136,184
Number of Shares
	REAL ESTATE INVESTMENT TRUSTS – 9.0%
2,392,449	Bailard Real Estate Investment Trust, Inc.15	73,759,214
8,959,658	CIRE Real Estate Investment Trust, Inc.15	96,101,730
1,992,811	Invesco Real Estate Income Trust, Inc. – Class I7,14	53,214,090
	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $218,500,532)	223,075,034
	RIGHTS – 0.0%
481	Abiomed, Inc., Expiration Date: December 30, 2029*,7	491
39,796	Aimei Health Technology Co., Ltd., Expiration Date: April 8, 2025*	8,755
1,489	Alpha Star Acquisition Corp., Expiration Date: April 14, 2025*	30
19,429	Alphatime Acquisition Corp., Expiration Date: April 13, 2025*	2,924
24,475	AlphaVest Acquisition Corp., Expiration Date: May 14, 2025*	5,387
19,609	Aquaron Acquisition Corp., Expiration Date: May 14, 2025*	3,334
26,811	Bayview Acquisition Corp.*	5,027
25,204	Black Hawk Acquisition Corp., Expiration Date: April 16, 2025*	37,806
20,000	Bleichroeder Acquisition Corp. I*	4,000
9,200	Bowen Acquisition Corp., Expiration Date: November 26, 2026*	2,355
1,207	Breeze Holdings Acquisition Corp., Expiration Date: May 24, 2027*	241
31,500	Cayson Acquisition Corp.*	4,413
35,000	Charlton Aria Acquisition Corp., Expiration Date: June 16, 2025*	6,300
31,924	Distoken Acquisition Corp., Expiration Date: April 14, 2025*,5	4,789
160,000	DT Cloud Acquisition Corp., Expiration Date: October 23, 2025*,5	36,800
35,000	DT Cloud Star Acquisition Corp., Expiration Date: June 13, 2025*	5,425
23,028	ESH Acquisition Corp., Expiration Date: March 31, 2025*	2,015
15,490	Eureka Acquisition Corp.*,5	3,594
29,513	Flag Ship Acquisition Corp., Expiration Date: Pending*	4,722
35,000	Future Vision II Acquisition Corp., Expiration Date: December 12, 2025*,5	4,553
23,181	Global Lights Acquisition Corp., Expiration Date: April 15, 2025*,5	5,104

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

Number of Shares		Value
	RIGHTS (Continued)
1,763	Globalink Investment, Inc., Expiration Date: April 1, 2025*	$71
23,908	Goldenstone Acquisition Ltd., Expiration Date: April 11, 2025*	2,078
19,947	Horizon Space Acquisition I Corp., Expiration Date: March 31, 2025*	2,934
14,391	Hudson Acquisition I Corp., Expiration Date: May 26, 2025*	2,303
47,773	IB Acquisition Corp., Expiration Date: June 29, 2025*	2,871
162,277	Iron Horse Acquisitions Corp., Expiration Date: June 1, 2025*	48,683
62,700	JVSPAC Acquisition Corp., Expiration Date: May 18, 2025*,5	15,738
1,748	Kairous Acquisition Corp. Ltd., Expiration Date: May 19, 2025*,5	47
20,035	Metal Sky Star Acquisition Corp., Expiration Date: April 14, 2025*	1,587
1,689	Mountain Crest Acquisition Corp. V, Expiration Date: April 14, 2025*	69
3,780	NorthView Acquisition Corp., Expiration Date: May 16, 2025*	548
1,189	Quetta Acquisition Corp., Expiration Date: May 1, 2025*	1,914
13,377	RF Acquisition Corp. II, Expiration Date: May 27, 2025*,5	936
35,000	Rising Dragon Acquisition Corp., Expiration Date: November 4, 2025*,5	5,600
27,573	Trailblazer Merger Corp. I, Expiration Date: May 14, 2025*	6,066
3,680	Welsbach Technology Metals Acquisition Corp., Expiration Date: April 14, 2025*	553
35,000	YHN Acquisition I Ltd., Expiration Date: May 13, 2025*,5	4,553
	TOTAL RIGHTS (Cost $491)	244,616
Number of Units
	UNITS – 0.4%
	FINANCIALS – 0.4%
36,000	Aifeex Nexus Acquisition Corp.*	367,920
35,000	Aldel Financial II, Inc.*	358,750
20,250	Archimedes Tech SPAC Partners II Co.*	204,120
22,500	Artius II Acquisition, Inc.*	227,475
21,424	CO2 Energy Transition Corp.*	218,525
40,000	Columbus Acquisition Corp.*,5	405,600
40,000	Fact II Acquisition Corp.*	403,200
45,000	Fifth Era Acquisition Corp. I*,5	453,150
45,000	Gesher Acquisition Corp. II*	451,350
35,000	Horizon Space Acquisition II Corp.*	356,300
40,000	Jackson Acquisition Co. II*	411,600

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

Number of Units		Value
	UNITS (Continued)
	FINANCIALS (Continued)
25,000	K&F Growth Acquisition Corp. II*	$251,250
45,000	Live Oak Acquisition Corp. V*	453,600
18,750	Maywood Acquisition Corp.*	191,250
40,000	Mountain Lake Acquisition Corp.*	413,200
20,000	Newbury Street II Acquisition Corp.*	202,200
45,000	NewHold Investment Corp.*	454,050
35,000	Plum Acquisition Corp. IV*	353,500
45,000	Quartzsea Acquisition Corp.*	454,500
35,536	Range Capital Acquisition Corp.*	364,955
11,250	Rithm Acquisition Corp.*	113,625
40,000	Roman DBDR Acquisition Corp. II*	420,000
25,000	Stellar V Capital Corp.*	253,000
26,253	Tavia Acquisition Corp.*,5	266,730
40,000	Translational Development Acquisition Corp.*	405,600
28,125	UY Scuti Acquisition Corp.*	282,938
		8,738,388
	TOTAL UNITS (Cost $8,603,909)	8,738,388
Number of Shares
	WARRANTS – 0.0%
17,500	AA Mission Acquisition Corp., Expiration Date: August 1, 2030*	1,164
19,983	Able View Global, Inc., Expiration Date: May 15, 2028*,5	362
522	Abpro Holdings, Inc., Expiration Date: November 12, 2029*	13
287	Advantage Capital Holdings, LLC, Expiration Date: January 28, 2026*,7	235,234
1,341	Aeries Technology, Inc., Expiration Date: October 20, 2026*	40
9,241	Alchemy Investments Acquisition Corp. I, Expiration Date: June 26, 2028*	1,017
881	AleAnna, Inc., Expiration Date: December 13, 2029*	220
1,489	Alpha Star Acquisition Corp., Expiration Date: December 13, 2026*	8
19,429	Alphatime Acquisition Corp., Expiration Date: January 17, 2028*	260
733	AltEnergy Acquisition Corp., Expiration Date: November 2, 2028*	16
17,500	Andretti Acquisition Corp. II, Expiration Date: October 24, 2029*	3,147
21,105	Ares Acquisition Corp. II, Expiration Date: June 12, 2028*	6,120
923	Australian Oilseeds Holdings Ltd., Expiration Date: March 21, 2029*,5	20
68	Banzai International, Inc., Expiration Date: December 31, 2026*	1
1,469	Battery Future Acquisition Corp., Expiration Date: May 26, 2028*	88

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

Number of Shares		Value
	WARRANTS (Continued)
2,223	Beneficient, Expiration Date: June 7, 2028*	$17
18,409	Big Tree Cloud Holdings Ltd., Expiration Date: May 31, 2029*,5	411
870	Binah Capital Group, Inc., Expiration Date: March 15, 2029*	39
5,684	Black Spade Acquisition II Co., Expiration Date: August 28, 2030*	1,142
310	Brand Engagement Network, Inc., Expiration Date: March 14, 2029*	6
596	Breeze Holdings Acquisition Corp., Expiration Date: May 25, 2027*	210
1,466	Cactus Acquisition Corp. 1 Ltd., Expiration Date: October 29, 2026*	29
16,743	Centurion Acquisition Corp., Expiration Date: August 1, 2029*	2,511
323	Cero Therapeutics Holdings, Inc., Expiration Date: February 14, 2029*	4
13,648	Chenghe Acquisition II Co., Expiration Date: July 29, 2029*	512
5,454,545	CherCo, LLC, Expiration Date: August 31, 2032*,7	109,091
2,030	Coeptis Therapeutics Holdings, Expiration Date: October 31, 2025*	22
6,599	Colombier Acquisition Corp. II, Expiration Date: December 31, 2028*	5,279
968	Comera Life Sciences Holdings, Inc., Expiration Date: May 19, 2027*	—12
13,333	Concord Acquisition Corp. II, Expiration Date: December 31, 2028*	1,600
117	Corner Growth Acquisition Corp., Expiration Date: December 31, 2027*	23
935	Corner Growth Acquisition Corp. 2, Expiration Date: June 17, 2026*	33
780	Critical Metals Corp., Expiration Date: June 6, 2028*,5	132
9,833	Denali Capital Acquisition Corp., Expiration Date: April 7, 2027*	397
31,924	Distoken Acquisition Corp., Expiration Date: March 30, 2028*	540
9,836	dMY Squared Technology Group, Inc., Expiration Date: November 21, 2027*	6,393
12,500	Dynamix Corp., Expiration Date: December 6, 2029*	3,564
13,333	EQV Ventures Acquisition Corp., Expiration Date: July 1, 2031*	4,800
1,464	Euda Health Holdings Ltd., Expiration Date: September 24, 2026*,5	176
1,469	EVe Mobility Acquisition Corp, Expiration Date: December 31, 2028*	59
460	Everest Consolidator Acquisition Corp., Expiration Date: July 19, 2028*	230
795	Finnovate Acquisition Corp., Expiration Date: September 30, 2026*	24
1,228	FOXO Technologies, Inc., Expiration Date: August 1, 2027*	11
19,239	GCL Global Holdings Ltd., Expiration Date: February 13, 2030*	972
1,177	Genesis Growth Tech Acquisition Corp., Expiration Date: May 19, 2028*	1
20,000	GigCapital7 Corp. – Class A, Expiration Date: September 11, 2029*	1,648
280,000	Glass House Brands, Inc., Expiration Date: June 29, 2026*,5	91,700
534	Global Gas Corp., Expiration Date: October 29, 2027*	1

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

Number of Shares		Value
	WARRANTS (Continued)
1,763	Globalink Investment, Inc., Expiration Date: December 3, 2026*	$20
23,908	Goldenstone Acquisition Ltd., Expiration Date: July 15, 2026*	959
30,049	GP Act III Acquisition Corp., Expiration Date: December 31, 2027*	5,592
12,500	Graf Global Corp., Expiration Date: August 7, 2029*	2,250
10,171	Haymaker Acquisition Corp. IV, Expiration Date: September 12, 2028*	2,131
10,000	HCM II Acquisition Corp., Expiration Date: October 10, 2029*	6,900
674	Healthcare AI Acquisition Corp., Expiration Date: December 14, 2026*	6
1,198	Helport AI Ltd., Expiration Date: August 5, 2029*	362
16,500	Hennessy Capital Investment Corp. VI, Expiration Date: December 31, 2027*	2,475
1,173	Heramba Electric PLC, Expiration Date: October 10, 2028*,5	12
1,382	Holdco Nuvo Group DG Ltd., Expiration Date: May 1, 2029*,5	1
19,947	Horizon Space Acquisition I Corp., Expiration Date: January 26, 2028*	317
2,424	Hub Cyber Security Ltd., Expiration Date: February 27, 2028*	27
14,883	iCoreConnect, Inc., Expiration Date: May 15, 2028*	22
1,235,429	IFit, Inc., Expiration Date: February 24, 3030*,7	—
981	Integrated Rail and Resources Acquisition Corp., Expiration Date: November 12, 2026*	169
1,177	Integrated Wellness Acquisition Corp., Expiration Date: October 31, 2028*	19
162,277	Iron Horse Acquisitions Corp., Expiration Date: February 16, 2029*	4,560
10,018	Israel Acquisitions Corp., Expiration Date: February 28, 2028*	1,102
23,278	Jaws Mustang Acquisition Corp., Expiration Date: January 30, 2026*	815
874	Kairous Acquisition Corp. Ltd., Expiration Date: September 15, 2026*	20
20,023	Klotho Neurosciences, Inc., Expiration Date: June 21, 2029*	400
10,000	Launch One Acquisition Corp., Expiration Date: August 29, 2029*	1,451
17,500	Launch Two Acquisition Corp., Expiration Date: November 26, 2029*	3,677
58,623	Legato Merger Corp. III, Expiration Date: March 28, 2029*	11,543
14,172	Lionheart Holdings, Expiration Date: August 9, 2029*	1,702
37,500	M3-Brigade Acquisition V Corp., Expiration Date: September 23, 2030*	10,875
479	Maquia Capital Acquisition Corp., Expiration Date: December 31, 2027*	3
14,950	Melar Acquisition Corp. I, Expiration Date: June 1, 2031*	2,018
20,035	Metal Sky Star Acquisition Corp., Expiration Date: April 1, 2027*	244

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

Number of Shares		Value
	WARRANTS (Continued)
940	MicroAlgo, Inc., Expiration Date: December 31, 2027*	$94
770	MSP Recovery, Inc., Expiration Date: February 14, 2026*	16
1,265	MultiMetaVerse Holdings Ltd., Expiration Date: March 15, 2027*	2
666	MultiSensor AI Holdings, Inc., Expiration Date: December 19, 2028*	27
22,811	Nabors Energy Transition Corp. II, Expiration Date: September 5, 2028*	9,380
27,873	Nature’s Miracle Holding, Inc., Expiration Date: March 12, 2029*	139
683	New Era Helium, Inc., Expiration Date: December 6, 2029*	102
9,699	New Horizon Aircraft Ltd., Expiration Date: January 12, 2029*	339
1,335	Newbury Street Acquisition Corp., Expiration Date: December 31, 2027*	120
577	NKGen Biotech, Inc., Expiration Date: October 2, 2028*	12
237	Northern Revival Acquisition Corp., Expiration Date: December 31, 2027*	5
1,890	NorthView Acquisition Corp., Expiration Date: August 2, 2027*	113
544	Nukkleus, Inc., Expiration Date: December 31, 2025*	44
1,061	Nvni Group Ltd., Expiration Date: November 1, 2028*	30
2,151	OneMedNet Corp., Expiration Date: December 31, 2028*	48
16,328	OSR Holdings, Inc., Expiration Date: February 14, 2030*	653
522	Papaya Growth Opportunity Corp. I, Expiration Date: December 31, 2028*	8
479	Prenetics Global Ltd., Expiration Date: May 17, 2027*,5	4
1,990	Presto Automation, Inc., Expiration Date: September 21, 2027*	1
419	Roadzen, Inc., Expiration Date: November 30, 2028*	22
58	Roth CH Acquisition Co., Expiration Date: October 29, 2028*	3
862	Royalty Management Holding Corp., Expiration Date: May 28, 2026*	11
142	Silexion Therapeutics Corp., Expiration Date: August 15, 2029*	10
6,666	Silverbox Corp. IV, Expiration Date: September 24, 2029*	2,333
10,000	SIM Acquisition Corp. I, Expiration Date: August 28, 2029*	1,301
1,693	SMX Security Matters PLC, Expiration Date: March 7, 2028*	51
444	Southland Holdings, Inc., Expiration Date: September 1, 2026*	71
881	Southport Acquisition Corp., Expiration Date: May 24, 2028*	174
5,947	Spark I Acquisition Corp., Expiration Date: November 27, 2028*	774
2,102	Spree Acquisition Corp. 1 Ltd., Expiration Date: December 22, 2028*	—12
441	SunCar Technology Group, Inc., Expiration Date: May 18, 2028*,5	84
940	Syntec Optics Holdings, Inc., Expiration Date: November 8, 2028*	48
166	TLGY Acquisition Corp., Expiration Date: January 14, 2028*	4
1,544	TNL Mediagene, Expiration Date: June 14, 2028*,5	8

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

Number of Shares		Value
	WARRANTS (Continued)
2,100	Triller Group, Inc., Expiration Date: March 15, 2027*	$231
16,463	USA Rare Earth, Inc., Expiration Date: July 17, 2028*	11,032
17,500	Vine Hill Capital Investment Corp., Expiration Date: October 25, 2029*	4,704
916	Volato Group, Inc., Expiration Date: December 3, 2028*	17
32,500	Voyager Acquisition Corp., Expiration Date: May 16, 2031*	5,135
637	VSee Health, Inc., Expiration Date: November 4, 2028*	38
430	XBP Europe Holdings, Inc., Expiration Date: December 31, 2027*	11
	TOTAL WARRANTS (Cost $704,415)	576,158
	SHORT-TERM INVESTMENTS – 6.3%
93,152,539	Morgan Stanley Institutional Liquidity Fund – Government Portfolio – Institutional Class, 4.20%16,21	93,152,539
63,221,325	UMB Bank, Money Market Special II Deposit Investment, 4.19%	63,221,325
	TOTAL SHORT-TERM INVESTMENTS (Cost $156,373,864)	156,373,864
	TOTAL INVESTMENTS – 103.8% (Cost $2,508,211,981)	2,566,351,641
	Liabilities in Excess of Other Assets – (3.8)%	(89,094,066)
	TOTAL NET ASSETS – 100.0%	$2,477,257,575
	SECURITIES SOLD SHORT – (0.0)%
	COMMON STOCKS – (0.0)%
	ENERGY – (0.0)%
(211)	Chevron Corp.	(35,298)
	FINANCIALS – (0.0)%
(264)	Capital One Financial Corp.	(47,335)
	TECHNOLOGY – (0.0)%
(38)	Synopsys, Inc.*	(16,297)
	TOTAL COMMON STOCKS (Proceeds $93,368)	(98,930)
	TOTAL SECURITIES SOLD SHORT (Proceeds $93,368)	$(98,930)

CIBOR – Copenhagen Interbank Offered Rate
LLC – Limited Liability Company
LP – Limited Partnership
PLC – Public Limited Company
SOFR – Secured Overnight Financing Rate
SONIA – Sterling Overnight Index Average
STIBOR – Stockholm Interbank Offered Rate

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

* Non-income producing security.
1 Principal Amount denoted in local currency.
2 All or a portion of this investment is a holding of FTAOF Cayman Sub1 Ltd.
3 Floating rate security, upon which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
4 Callable.
5 Foreign security denominated in U.S. Dollars.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $372,027,158, which represents 15.02% of the total net assets of the Fund.
7 The value of these securities was determined using significant unobservable inputs. These are reported as Level 3 securities in the Fair Value Hierarchy.
8 Payment-in-kind interest is generally paid by issuing additional par of the security rather than paying cash.
9 Variable rate security, upon which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
10 A portion of this holding is subject to unfunded loan commitments. The stated interest rate reflects the reference rate and spread for the funded portion.
11 Represents an unfunded loan commitment. The rate disclosed is equal to the commitment fee. The negative cost and/or fair value, if applicable, is due to the discount received in excess of the principal amount of the unfunded commitment.
12 Amount represents less than $0.50.
13 Security is in default.
14 Affiliated company.
15 Investment valued using net asset value per share as practical expedient.
16 All or a portion of this security is segregated as collateral for securities sold short. The market value of the securities pledged as collateral is $8,777,383, which represents 0.35% of the total net assets of the Fund.
17 Interest-only security.
18 All or a portion of this investment is a holding of FTAOF Sub1 LLC.
19 Perpetual security. Maturity date is not applicable.
20 Investment does not issue shares.
21 The rate is the annualized seven-day yield at period end.
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

Securities with Restrictions on Redemptions	Redemptions Permitted	Redemption Notice Period	Cost	Fair Value	Original Acquisition Date
137 Holdings MA, LLC1	Not Permitted	N/A	$1,520,416	$1,515,624	10/25/2024
137 Holdings MS, LLC1	Not Permitted	N/A	667,031	1,066,346	8/20/2024
137 Holdings RBC, LLC1	Not Permitted	N/A	2,509,961	3,046,956	4/24/2024
137 Ventures VI, LP1	Not Permitted	N/A	11,413,568	14,079,794	4/16/2024
Acer Tree Credit Opportunities Partners LP1	Quarterly	45 Days	15,000,000	15,185,693	1/31/2025
Arbour Lane Credit Opportunity Fund IV LP1	Not Permitted	N/A	1,769,537	1,769,537	2/27/2025
Arlington Capital Partners VI LP1	Not Permitted	N/A	1,927,458	2,184,161	1/26/2024
Audax Private Credit Fund LP1	Not Permitted	N/A	9,771,130	9,920,604	10/30/2024
Bailard Real Estate Investment Trust, Inc.1	Quarterly	30 Days	74,725,000	73,759,214	12/28/2018
BC Partners Lending Corp.1	Not Permitted	N/A	12,500,000	11,467,159	3/6/2023
Blue Owl Real Estate Net Lease Property Fund LP1	Quarterly	60 Days	65,000,000	61,949,823	1/25/2022
CIRE Real Estate Investment Trust, Inc.1	Quarterly2	90 Days	85,902,405	96,101,730	4/4/2023
Cliffwater Corporate Lending Fund – Class I	Quarterly3	N/A	18,762,241	19,706,555	8/4/2020
Cliffwater Enhanced Lending Fund – Class I	Quarterly3	N/A	90,704,625	96,778,317	4/26/2022
Core Spaces Fund IV LP1	Not Permitted	N/A	5,347,312	5,365,979	10/24/2024
DSC Meridian Credit Opportunities Onshore Fund LP1	Quarterly4	65 Days	27,450,000	35,725,457	10/1/2018
Eisler Capital Multi Strategy Fund LP1	Quarterly4	65 Days	29,000,000	32,611,227	12/1/2022
FCP Realty Fund VI-A LP1	Not Permitted	N/A	5,273,555	4,853,093	5/14/2024
Fortress Credit Opportunities CLO, LLC1	Not Permitted	N/A	5,731,600	5,895,531	1/28/2025
GPS IV LP1	Not Permitted	N/A	821,739	821,739	3/7/2025
Hedosophia Investors VI E LP1	Not Permitted	N/A	2,127,660	2,185,555	12/23/2024
Hedosophia Partners VI LP1	Not Permitted	N/A	5,345,205	4,699,208	5/20/2024
Hedosophia SP A LP1	Not Permitted	N/A	2,040,662	2,018,007	10/30/2024
Hillpointe Workforce Housing Partner V LP1	Not Permitted	N/A	8,750,000	8,460,680	8/16/2024
HS Investments V F LP1	Not Permitted	N/A	253,257	345,365	7/31/2023
HS Investments NA18 LP1	Not Permitted	N/A	3,413,571	5,076,409	8/28/2024
HS Investments VI A LP1	Not Permitted	N/A	9,851,636	9,825,060	7/11/2024
HS Investments VI B LP1	Not Permitted	N/A	2,544,085	2,397,775	10/15/2024
Hudson Bay Fund LP1	Quarterly4,5	65 Days	—	1,064,002	4/1/2021
Invesco Real Estate Income Trust, Inc. – Class I	Monthly	30 Days	57,873,127	53,214,090	6/1/2022
Kern River Capital, LLC1	Not Permitted	N/A	750,000	750,000	3/26/2025
KQ Partners Fund LP1	Not Permitted	N/A	2,025,157	6,919,632	5/9/2024
Linden Investors LP1	Quarterly4	65 Days	19,250,000	26,821,438	10/1/2018
MCF CLO 12, LLC1	Not Permitted	N/A	11,548,335	11,867,246	2/24/2025
Neuberger Berman CLO Ltd.1	Not Permitted	N/A	5,208,000	5,208,000	3/27/2025
Nuveen Real Estate U.S. Cities Industrial Fund LP1	Quarterly	45 Days	8,136,187	6,857,308	10/3/2022
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

Securities with Restrictions on Redemptions	Redemptions Permitted	Redemption Notice Period	Cost	Fair Value	Original Acquisition Date
Nuveen Real Estate U.S. Cities Multifamily Fund LP1	Quarterly	45 Days	$8,283,075	$6,342,232	4/1/2022
Old Orchard Credit Fund LP1	Quarterly4	65 Days	22,000,000	24,033,548	5/31/2023
Opportunistic Credit Interval Fund – Class I	Quarterly3	N/A	36,252,309	36,008,984	8/16/2022
Point72 Capital LP1	Quarterly4,6	45 Days	20,059,379	29,933,018	4/24/2019
Pomona Investment Fund LP	Quarterly3	75 Days	45,616,015	52,049,067	10/1/2018
Quiet OA Access LP1	Not Permitted	N/A	3,002,298	3,002,298	9/27/2024
Quiet Select Fund – Class B1	Not Permitted	N/A	1,267,200	1,267,200	1/13/2025
Quiet Select Fund – Class C1	Not Permitted	N/A	2,785,364	2,785,364	1/13/2025
Quiet Select Fund – Class D1	Not Permitted	N/A	1,500,000	1,500,000	2/20/2025
Quiet Select Fund – Class E1	Not Permitted	N/A	1,513,471	1,513,471	3/19/2025
Quiet Select Fund – Class F1	Not Permitted	N/A	2,017,961	2,017,961	3/19/2025
Quiet SPV R9 LP1	Not Permitted	N/A	310,535	11,053	9/20/2023
Quiet T1 LP – Class A1	Not Permitted	N/A	1,963,497	1,943,935	1/29/2024
Quiet T1 LP – Class B1	Not Permitted	N/A	1,234,617	1,234,617	1/27/2025
Quiet Venture III Fund LP1	Not Permitted	N/A	7,695,205	7,318,781	5/6/2024
RiverNorth Capital Partners LP1	Quarterly6	65 Days	16,000,000	19,570,057	6/1/2022
Savory Fund III Blocked LP1	Not Permitted	N/A	1,000,000	1,221,828	3/11/2024
Seer Capital Partners Fund LP1	Not Permitted	N/A	2,000,000	2,983,241	9/29/2021
Seer Capital Regulatory Capital Relief Fund LP1	Not Permitted	N/A	7,000,000	7,300,676	3/7/2024
StepStone Private Markets – Class I	Quarterly3	N/A	49,157,916	58,116,916	3/26/2021
TCW Direct Lending VIII, LLC1	Not Permitted	N/A	41,465,574	36,565,578	8/9/2023
TCW Rescue Financing Fund II LP1	Not Permitted	N/A	4,035,251	3,908,433	12/9/2024
TPG Tech Adjacencies II LP1	Not Permitted	N/A	1,500,000	1,721,328	5/15/2024
TPG Tech Adjacencies II Vital CI LP1	Not Permitted	N/A	2,020,000	2,020,000	1/6/2025
Walleye Opportunities Fund LP1	Monthly4	30 Days	28,925,000	36,385,702	12/3/2018
Whitehawk IV-Plus Onshore Fund LP1	Not Permitted	N/A	2,593,612	2,636,152	6/29/2023
Totals			$916,112,739	$984,905,754

1 Securities generally offered in private placement transactions and as such are illiquid and generally restricted as to resale.
2 The Real Estate Investment Trust can institute a limit on redemptions at the trust level of 5% of the fair value of the investment in the Real Estate Investment Trust.
3 The Closed-End Fund can institute a limit on redemptions at the fund level of 5% of the net asset value of the Closed-End Fund.
4 The Private Investment Fund can institute a gate provision on redemptions at the investor level of 25% of the fair value of the investment in the Private Investment Fund.
5 The Private Investment Fund can institute a gate provision on redemptions at the investor level of 12.5% of the fair value of the investment in the Private Investment Fund.
6 The Private Investment Fund can institute a gate provision on redemptions at the fund level of 10-25% of the fair value of the investment in the Private Investment Fund.
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
	Counterparty	Currency Exchange	Settlement Date	Currency Amount Purchased/ (Sold)	Value At Settlement Date	Value At March 31, 2025	Unrealized Appreciation/ (Depreciation)
PURCHASE CONTRACTS
Euro	BNP Paribas	EUR per USD	4/22/2025	110,000	$116,325	$119,084	$2,759
Euro	BNP Paribas	EUR per USD	7/22/2025	100,000	106,320	108,827	2,507
Euro	BNP Paribas	EUR per USD	10/22/2025	80,000	85,584	87,455	1,871
Euro	BNP Paribas	EUR per USD	4/22/2026	110,000	118,415	120,847	2,432
Euro	BNP Paribas	EUR per USD	4/22/2026	30,000	32,475	33,055	580
Euro	BNP Paribas	EUR per USD	6/18/2026	1,600,000	1,777,920	1,767,838	(10,082)
Euro	BNP Paribas	EUR per USD	7/22/2026	2,608,000	2,836,200	2,886,396	50,196
Euro	BNP Paribas	EUR per USD	11/6/2026	2,808,000	3,146,364	3,124,194	(22,170)
TOTAL PURCHASE CONTRACTS					8,219,603	8,247,696	28,093
SALE CONTRACTS
Euro	BNP Paribas	EUR per USD	4/4/2025	(6,200,000)	$(6,454,820)	$(6,705,583)	$(250,763)
Euro	BNP Paribas	EUR per USD	4/22/2025	(420,000)	(466,998)	(454,686)	12,312
Euro	BNP Paribas	EUR per USD	4/22/2025	(240,000)	(267,360)	(259,820)	7,540
Euro	BNP Paribas	EUR per USD	4/22/2025	(110,000)	(120,978)	(119,084)	1,894
Euro	BNP Paribas	EUR per USD	4/22/2025	(630,000)	(694,260)	(682,029)	12,231
Euro	BNP Paribas	EUR per USD	4/22/2025	(160,000)	(176,080)	(173,214)	2,866
Euro	BNP Paribas	EUR per USD	5/14/2025	(112,054,000)	(116,959,724)	(121,465,205)	(4,505,481)
Euro	BNP Paribas	EUR per USD	5/22/2025	(5,368,000)	(5,977,268)	(5,821,465)	155,803
Euro	BNP Paribas	EUR per USD	5/22/2025	(420,000)	(465,360)	(455,480)	9,880
Euro	BNP Paribas	EUR per USD	5/22/2025	(410,000)	(452,271)	(444,635)	7,636
Euro	BNP Paribas	EUR per USD	5/22/2025	(550,000)	(607,420)	(596,462)	10,958
Euro	BNP Paribas	EUR per USD	5/22/2025	(940,000)	(1,044,152)	(1,019,407)	24,745
Euro	BNP Paribas	EUR per USD	5/22/2025	(530,000)	(561,111)	(574,772)	(13,661)
Euro	BNP Paribas	EUR per USD	7/22/2025	(190,000)	(212,021)	(206,772)	5,249
Euro	BNP Paribas	EUR per USD	7/22/2025	(230,000)	(256,910)	(250,303)	6,607
Euro	BNP Paribas	EUR per USD	7/22/2025	(100,000)	(110,500)	(108,827)	1,673
Euro	BNP Paribas	EUR per USD	7/22/2025	(390,000)	(430,950)	(424,427)	6,523
Euro	BNP Paribas	EUR per USD	7/22/2025	(120,000)	(132,480)	(130,593)	1,887
Euro	BNP Paribas	EUR per USD	8/22/2025	(280,000)	(311,920)	(305,256)	6,664
Euro	BNP Paribas	EUR per USD	8/22/2025	(750,000)	(830,850)	(817,649)	13,201
Euro	BNP Paribas	EUR per USD	8/22/2025	(690,000)	(764,589)	(752,237)	12,352
Euro	BNP Paribas	EUR per USD	8/22/2025	(1,020,000)	(1,136,382)	(1,112,003)	24,379
Euro	BNP Paribas	EUR per USD	8/22/2025	(540,000)	(574,938)	(588,707)	(13,769)
Euro	BNP Paribas	EUR per USD	10/22/2025	(6,000,000)	(6,715,200)	(6,559,153)	156,047
Euro	BNP Paribas	EUR per USD	10/22/2025	(280,000)	(309,064)	(306,094)	2,970
Euro	BNP Paribas	EUR per USD	10/22/2025	(210,000)	(234,990)	(229,570)	5,420
Euro	BNP Paribas	EUR per USD	11/21/2025	(310,000)	(345,805)	(339,435)	6,370
Euro	BNP Paribas	EUR per USD	11/21/2025	(380,000)	(422,674)	(416,082)	6,592
Euro	BNP Paribas	EUR per USD	11/21/2025	(880,000)	(982,960)	(963,558)	19,402
Euro	BNP Paribas	EUR per USD	11/21/2025	(500,000)	(535,400)	(547,476)	(12,076)
Euro	BNP Paribas	EUR per USD	11/24/2025	(550,000)	(611,600)	(602,321)	9,279
Euro	BNP Paribas	EUR per USD	1/22/2026	(320,000)	(358,880)	(351,555)	7,325
Euro	BNP Paribas	EUR per USD	1/22/2026	(270,000)	(299,322)	(296,624)	2,698
Euro	BNP Paribas	EUR per USD	2/2/2026	(4,275,000)	(4,747,387)	(4,699,332)	48,055
Euro	BNP Paribas	EUR per USD	2/20/2026	(5,584,000)	(6,248,496)	(6,144,221)	104,275
Euro	BNP Paribas	EUR per USD	2/20/2026	(540,000)	(603,180)	(594,176)	9,004
Euro	BNP Paribas	EUR per USD	2/20/2026	(870,000)	(974,226)	(957,284)	16,942
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

	Counterparty	Currency Exchange	Settlement Date	Currency Amount Purchased/ (Sold)	Value At Settlement Date	Value At March 31, 2025	Unrealized Appreciation/ (Depreciation)
Euro	BNP Paribas	EUR per USD	2/20/2026	(400,000)	$(430,600)	$(440,130)	$(9,530)
Euro	BNP Paribas	EUR per USD	2/23/2026	(610,000)	(680,760)	(671,308)	9,452
Euro	BNP Paribas	EUR per USD	4/22/2026	(250,000)	(281,000)	(275,453)	5,547
Euro	BNP Paribas	EUR per USD	4/22/2026	(440,000)	(487,740)	(483,387)	4,353
Euro	BNP Paribas	EUR per USD	4/22/2026	(290,000)	(322,625)	(319,526)	3,099
Euro	BNP Paribas	EUR per USD	4/22/2026	(130,000)	(142,506)	(142,819)	(313)
Euro	BNP Paribas	EUR per USD	4/22/2026	(380,000)	(416,442)	(411,382)	5,060
Euro	BNP Paribas	EUR per USD	4/22/2026	(1,448,000)	(1,595,696)	(1,595,426)	270
Euro	BNP Paribas	EUR per USD	4/22/2026	(450,000)	(495,000)	(489,723)	5,277
Euro	BNP Paribas	EUR per USD	4/22/2026	(360,000)	(397,440)	(393,549)	3,891
Euro	BNP Paribas	EUR per USD	4/22/2026	(110,000)	(122,188)	(120,847)	1,341
Euro	BNP Paribas	EUR per USD	4/22/2026	(130,000)	(140,660)	(140,736)	(76)
Euro	BNP Paribas	EUR per USD	4/22/2026	(30,000)	(33,447)	(33,054)	393
Euro	BNP Paribas	EUR per USD	4/22/2026	(140,000)	(152,166)	(152,358)	(192)
Euro	BNP Paribas	EUR per USD	4/22/2026	(110,000)	(120,054)	(120,251)	(197)
Euro	BNP Paribas	EUR per USD	4/22/2026	(410,000)	(455,592)	(450,429)	5,163
Euro	BNP Paribas	EUR per USD	4/22/2026	(360,000)	(400,500)	(396,653)	3,847
Euro	BNP Paribas	EUR per USD	4/22/2026	(80,000)	(88,560)	(87,455)	1,105
Euro	BNP Paribas	EUR per USD	4/22/2026	(130,000)	(144,365)	(142,819)	1,546
Euro	BNP Paribas	EUR per USD	4/22/2026	(130,000)	(144,820)	(143,236)	1,584
Euro	BNP Paribas	EUR per USD	4/22/2026	(410,000)	(454,198)	(448,209)	5,989
Euro	BNP Paribas	EUR per USD	4/22/2026	(140,000)	(154,980)	(153,047)	1,933
Euro	BNP Paribas	EUR per USD	4/22/2026	(300,000)	(333,840)	(330,544)	3,296
Euro	BNP Paribas	EUR per USD	5/22/2026	(7,040,000)	(7,895,360)	(7,768,183)	127,177
Euro	BNP Paribas	EUR per USD	5/22/2026	(640,000)	(716,480)	(706,198)	10,282
Euro	BNP Paribas	EUR per USD	5/22/2026	(740,000)	(830,502)	(816,542)	13,960
Euro	BNP Paribas	EUR per USD	5/22/2026	(420,000)	(454,650)	(463,443)	(8,793)
Euro	BNP Paribas	EUR per USD	6/18/2026	(9,472,000)	(10,656,000)	(10,465,599)	190,401
Euro	BNP Paribas	EUR per USD	7/22/2026	(250,000)	(279,300)	(276,687)	2,613
Euro	BNP Paribas	EUR per USD	8/21/2026	(730,000)	(821,250)	(809,120)	12,130
Euro	BNP Paribas	EUR per USD	8/21/2026	(330,000)	(359,040)	(365,766)	(6,726)
Euro	BNP Paribas	EUR per USD	8/24/2026	(540,000)	(606,690)	(598,615)	8,075
Euro	BNP Paribas	EUR per USD	10/22/2026	(440,000)	(491,040)	(486,969)	4,071
Euro	BNP Paribas	EUR per USD	10/22/2026	(400,000)	(447,800)	(444,712)	3,088
Euro	BNP Paribas	EUR per USD	10/22/2026	(2,608,000)	(2,914,440)	(2,886,396)	28,044
Euro	BNP Paribas	EUR per USD	10/22/2026	(380,000)	(425,410)	(422,476)	2,934
Euro	BNP Paribas	EUR per USD	10/22/2026	(480,000)	(535,920)	(531,239)	4,681
Euro	BNP Paribas	EUR per USD	10/22/2026	(120,000)	(134,340)	(133,414)	926
Euro	BNP Paribas	EUR per USD	10/22/2026	(120,000)	(133,860)	(132,810)	1,050
Euro	BNP Paribas	EUR per USD	10/22/2026	(280,000)	(313,964)	(311,298)	2,666
Euro	BNP Paribas	EUR per USD	11/6/2026	(10,936,000)	(12,248,320)	(12,167,444)	80,876
Euro	BNP Paribas	EUR per USD	11/20/2026	(9,320,000)	(10,503,640)	(10,376,661)	126,979
Euro	BNP Paribas	EUR per USD	11/20/2026	(330,000)	(360,855)	(367,414)	(6,559)
Euro	BNP Paribas	EUR per USD	11/23/2026	(600,000)	(676,500)	(668,125)	8,375
Euro	BNP Paribas	EUR per USD	12/23/2026	(1,649,000)	(1,763,606)	(1,838,960)	(75,354)
Euro	BNP Paribas	EUR per USD	1/22/2027	(410,000)	(460,225)	(457,912)	2,313
Euro	BNP Paribas	EUR per USD	1/22/2027	(110,000)	(123,530)	(122,854)	676
Euro	BNP Paribas	EUR per USD	1/22/2027	(240,000)	(269,976)	(268,046)	1,930
Euro	BNP Paribas	EUR per USD	1/22/2027	(270,000)	(304,749)	(302,905)	1,844
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

	Counterparty	Currency Exchange	Settlement Date	Currency Amount Purchased/ (Sold)	Value At Settlement Date	Value At March 31, 2025	Unrealized Appreciation/ (Depreciation)
Euro	BNP Paribas	EUR per USD	2/22/2027	(630,000)	$(713,160)	$(704,706)	$8,454
Euro	BNP Paribas	EUR per USD	2/22/2027	(5,472,000)	(6,013,728)	(6,120,871)	(107,143)
Euro	BNP Paribas	EUR per USD	4/22/2027	(430,000)	(484,180)	(482,405)	1,775
Euro	BNP Paribas	EUR per USD	4/22/2027	(130,000)	(146,380)	(145,843)	537
Euro	BNP Paribas	EUR per USD	5/24/2027	(650,000)	(738,725)	(730,383)	8,342
Euro	BNP Paribas	EUR per USD	6/4/2027	(14,224,000)	(16,144,240)	(15,991,804)	152,436
Euro	BNP Paribas	EUR per USD	7/22/2027	(410,000)	(462,480)	(462,065)	415
Euro	BNP Paribas	EUR per USD	7/22/2027	(240,000)	(271,752)	(270,477)	1,275
Euro	BNP Paribas	EUR per USD	7/30/2027	(8,776,000)	(9,901,083)	(9,894,405)	6,678
Euro	BNP Paribas	EUR per USD	8/2/2027	(1,120,000)	(1,264,480)	(1,262,922)	1,558
Euro	BNP Paribas	EUR per USD	10/22/2027	(270,000)	(306,612)	(305,696)	916
Euro	BNP Paribas	EUR per USD	1/24/2028	(230,000)	(261,970)	(261,645)	325
Euro	BNP Paribas	EUR per USD	3/13/2028	(5,656,000)	(6,447,840)	(6,450,186)	(2,346)
British Pound Sterling	BNP Paribas	GBP per USD	5/14/2025	(55,495,000)	(69,056,313)	(71,683,592)	(2,627,279)
Swedish Krona	BNP Paribas	SEK per USD	5/14/2025	(167,000,000)	(15,447,573)	(16,658,489)	(1,210,916)
TOTAL SALE CONTRACTS					(352,781,668)	(360,033,115)	(7,251,447)
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS					$(344,562,065)	$(351,785,419)	$(7,223,354)

EUR – Euro
GBP – British Pound Sterling
SEK – Swedish Krona
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED PORTFOLIO COMPOSITION
As of March 31, 2025 (Unaudited)

Country of Investment*	Value	Percent of Total Net Assets
Canada	$92,039	0.0%
Cayman Islands	25,009,951	1.0%
European Union	374,181,187	15.3%
Israel	28	0.0%
Switzerland	1	0.0%
United Kingdom	55,781,190	2.3%
United States	2,110,239,296	84.9%
Virgin Islands (British)	1,047,949	0.1%
Total Investments	2,566,351,641	103.6%
Liabilities in Excess of Other Assets	(89,094,066)	(3.6)%
Total Net Assets	$2,477,257,575	100.0%
* This table does not include securities sold short and forward foreign currency exchange contracts. Please refer to the Consolidated Schedule of Investments for information on securities sold short and forward foreign currency exchange contracts.
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED SUMMARY OF INVESTMENTS
As of March 31, 2025 (Unaudited)

Security Type/Sector*	Percent of Total Net Assets
Asset-Backed Securities	15.0%
Bank Loans	9.8%
Closed-End Funds	11.4%
Collateralized Loan Obligations	17.4%
Collateralized Mortgage Obligations	0.0%
Common Stocks
Communications	0.0%
Consumer Non-Cyclical	0.1%
Consumer Staples	0.1%
Energy	0.0%
Financials	1.1%
Health Care	0.0%
Technology	1.4%
Total Common Stocks	2.7%
Corporate Bonds
Financials	2.6%
Mutual Funds	4.7%
Preferred Stocks
Consumer Staples	0.1%
Financials	1.6%
Technology	0.7%
Total Preferred Stocks	2.4%
Private Investment Vehicles
Investment Partnerships	17.3%
Non-Listed Business Development Companies	1.9%
Private Collateralized Loan Obligations	2.7%
Total Private Investment Vehicles	21.9%
Real Estate Investment Trusts	9.0%
Rights	0.0%
Units
Financials	0.4%
Warrants	0.0%
Short-Term Investments	6.3%
Total Investments	103.6%
Liabilities in Excess of Other Assets	(3.6)%
Total Net Assets	100.0%
* This table does not include securities sold short and forward foreign currency exchange contracts. Please refer to the Consolidated Schedule of Investments for information on securities sold short and forward foreign currency exchange contracts.
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
As of March 31, 2025

Assets:
Investments, at value (Cost $1,881,416,836)	$1,973,508,007
Investments in affiliated issuers, at value (Cost $626,795,145)	592,843,634
Cash	1,540,280
Cash deposited with broker	265,292
Cash denominated in foreign currency, at value (Cost $3,718,334)	3,760,698
Unrealized appreciation on forward foreign currency exchange contracts	1,660,072
Receivables:
Dividends and interest	14,240,339
Investments purchased in advance	5,000,000
Fund shares sold	4,089,336
Prepaid expenses	139,423
Total assets	2,597,047,081
Liabilities:
Line of credit payable (Note 13)	20,000,000
Securities sold short, at value (proceeds $93,368)	98,930
Unrealized depreciation on forward foreign currency exchange contracts	8,883,426
Payables:
Fund shares redeemed	85,017,492
Investment securities purchased	2,352,736
Investment Management Fees	1,704,437
Pricing and research expense	540,809
Fund services expense	383,969
Distribution fees – Class I (Note 3)	345,833
Audit fees	132,500
Distribution fees – Class A (Note 3)	122,683
Legal fees	76,901
Shareholder reporting fees	44,349
Unused line of credit fees (Note 13)	29,847
Extraordinary litigation fees	23,113
Tax services fees	21,104
Accrued other expenses	11,377
Total liabilities	119,789,506
Commitments and contingencies (Note 3 & Note 12)
Net Assets	$2,477,257,575
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES — Continued
As of March 31, 2025

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$2,437,380,949
Total distributable earnings (accumulated deficit)	39,876,626
Net Assets	$2,477,257,575
Maximum Offering Price per Share:
Class A Shares
Net assets applicable to shares outstanding	$22,534,006
Shares of common stock issued and outstanding	843,698
Net asset value per share	$26.711
Maximum sales charge (4.50% of offering price)*	$1.26
Maximum offer price to public	$27.97
Class I Shares
Net assets applicable to shares outstanding	$2,454,723,569
Shares of common stock issued and outstanding	90,500,177
Net asset value per share	$27.12

1 Includes adjustments in accordance with GAAP and accordingly the returns and net asset value per share for financial reporting may differ from the net asset value per share and returns for shareholder transactions.
* Investors in Class A Shares may be charged a sales charge of up to 4.50% of the subscription amount. For Class A Shares, no sales charge applies on investments of $250,000 or more, but a contingent deferred sales charge (“CDSC”) of 1.25% will be imposed to the extent a finder’s fee was paid on certain redemptions of such shares within 12 months of the date of purchase.
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended March 31, 2025

Investment Income:
Dividends (net of foreign withholding taxes of $450,595)	$4,217,904
Dividends from affiliated issuers (net of foreign withholding taxes of $0)	20,193,708
Interest	95,875,069
Interest from affiliated issuers	39,204,190
Total investment income	159,490,871
Expenses:
Investment Management Fees	19,332,350
Distribution fees – Class I (Note 3)	3,241,091
Pricing and research expense	2,057,609
Fund services expense	2,052,969
Interest expense (Note 13)	708,354
Shareholder reporting fees	428,208
Registration fees	222,584
Legal fees	200,966
Commitment fees (Note 13)	154,127
Audit fees	141,475
Miscellaneous	138,763
Unused line of credit fees (Note 13)	102,625
Distribution fees – Class A (Note 3)	100,719
Chief Compliance Officer fees	94,910
Trustees’ fees and expenses	87,937
Tax services fees	43,124
Insurance fees	25,016
Interest on securities sold short	16,378
Extraordinary litigation fees	12,364
Dividends on securities sold short	5,903
Total expenses	29,167,472
Investment Management Fees waived	(343,969)
Net expenses	28,823,503
Net investment income (loss)	130,667,368

Realized and Unrealized Gain (Loss) on Investments, Investments in Affiliated Issuers, Securities Sold Short, Forward Foreign Currency Exchange Contracts, Foreign Currency and Distributions of Long-Term Realized Gains from Regulated Investment Companies:

Net realized gain (loss) on:
Investments	17,512,641
Investments in affiliated issuers	(532,916)
Securities sold short	(111)
Foreign currency transactions	4,325,356
Distributions of long-term realized gains from regulated investment companies	4,543,641
Net realized gain (loss)	25,848,611
Net change in unrealized appreciation/depreciation on:
Investments	57,440,801
Investments in affiliated issuers	(24,030,161)
Securities sold short	(128,704)
Forward foreign currency exchange contracts	(7,544,698)
Foreign currency translations	130,360
Net change in unrealized appreciation/depreciation	25,867,598
Net realized and unrealized gain (loss) on investments, investments in affiliated issuers, securities sold short, forward foreign currency exchange contracts, foreign currency and distributions of long-term realized gains from regulated investment companies	51,716,209
Net Increase (Decrease) in Net Assets from Operations	$182,383,577
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$130,667,368	$81,782,363
Net realized gain (loss) on investments, investments in affiliated issuers, securities sold short, foreign currency and distributions of long-term realized gains from regulated investment companies	25,848,611	3,745,847
Net change in unrealized appreciation/depreciation on investments, investments in affiliated issuers, securities sold short, forward foreign currency exchange contracts and foreign currency	25,867,598	22,963,190
Net increase (decrease) in net assets from operations	182,383,577	108,491,400
Distributions to Shareholders:
Distributions:
Class A	(1,372,478)	(326,125)
Class I	(161,973,157)	(80,954,357)
Total distributions to shareholders	(163,345,635)	(81,280,482)
Capital Transactions:
Net proceeds from shares sold:
Class A	14,576,604	8,059,143
Class I	1,191,475,534	939,879,287
Reinvestment of distributions:
Class A	313,605	44,432
Class I	28,615,451	17,075,331
Cost of shares redeemed:
Class A	(1,966,206)	(177,070)
Class I	(300,995,666)	(200,260,647)
Net increase from payments by affiliates (Note 3):
Class A	828	—
Class I	58,866	—
Net increase (decrease) in net assets from capital transactions	932,079,016	764,620,476
Total increase (decrease) in net assets	951,116,958	791,831,394
Net Assets:
Beginning of period	1,526,140,617	734,309,223
End of period	$2,477,257,575	$1,526,140,617
Capital Share Transactions:
Shares sold:
Class A	548,439	308,705
Class I	44,066,842	35,490,106
Shares reinvested:
Class A	11,826	1,702
Class I	1,062,263	648,031
Shares redeemed:
Class A	(73,710)	(6,712)
Class I	(11,124,637)	(7,521,956)
Net increase (decrease) in capital share transactions	34,491,023	28,919,876
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED STATEMENT OF CASH FLOWS
For the Year Ended March 31, 2025

Increase (Decrease) in Cash:
Cash flows provided by (used in) operating activities:
Net increase (decrease) in net assets from operations	$182,383,577
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of long-term portfolio investments	(1,469,909,468)
Sales of long-term portfolio investments	479,386,854
Proceeds from securities sold short	7,407,779
Covers of securities sold short	(7,640,974)
Change in short-term investments, net	11,552,969
Net amortization on investments	(2,486,826)
Net realized (gain) loss	(20,442,937)
Net change in unrealized appreciation/depreciation	(25,737,238)
Return of capital dividends received	45,999,360
(Increase)/Decrease in operating assets:
Dividends and interest	(2,451,317)
Investment securities sold	1,302,122
Investments purchased in advance	8,000,000
Prepaid expenses	23,032
Increase/(Decrease) in operating liabilities:
Audit fees	93,375
Distribution fees – Class A (Note 3)	79,483
Distribution fees – Class I (Note 3)	241,375
Extraordinary litigation fees	3,837
Fund services expense	180,224
Investment Management Fees	734,263
Investment securities purchased	(2,833,369)
Legal fees	27,381
Pricing and research expense	305,639
Shareholder reporting fees	(4,893)
Tax services fees	2,614
Unused line of credit fees (Note 13)	17,102
Accrued other expenses	5,725
Net cash provided by (used in) operating activities	(793,760,311)
Cash flows provided by (used in) financing activities:
Proceeds from shares sold	1,207,474,337
Cost of shares redeemed	(296,778,956)
Draws on line of credit	105,000,000
Paydowns on line of credit	(85,000,000)
Net increase from payments by affiliates (Note 3)	59,694
Dividends paid to shareholders, net of reinvestments	(134,416,579)
Net cash provided by (used in) financing activities	796,338,496
Net Increase (Decrease) in Cash	2,578,185
Cash, cash deposited with broker and foreign currency:
Beginning of period balances:
Cash	2,633,306
Cash deposited with broker	354,187
Cash denominated in foreign currency, at value	592
Total beginning of period balances	2,988,085
End of period balances:
Cash	1,540,280
Cash deposited with broker	265,292
Cash denominated in foreign currency, at value	3,760,698
Total end of period balances	$5,566,270
Supplemental disclosure of non-cash activities:
Reinvested dividends	$28,929,056
Supplemental disclosure of cash flow information:
Interest paid	$724,732
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.
	For the Year Ended March 31,			For the Period August 2, 2021* Through March 31, 2022
	2025	2024	2023
Net asset value, beginning of period	$26.48	$25.97	$27.65	$27.29
Income (Loss) from Investment Operations:
Net investment income (loss)1	1.64	1.73	1.05	0.21
Net realized and unrealized gain (loss) on investments	0.67	0.59	(0.88)	1.19
Total from investment operations	2.31	2.32	0.17	1.40
Less Distributions:
From net investment income	(1.96)	(1.81)	(1.71)	(0.79)
From net realized gains	(0.12)	—	(0.14)	(0.25)
Total distributions	(2.08)	(1.81)	(1.85)	(1.04)
Net increase from payments by affiliates (Note 3)	0.002	—	0.002	—
Net asset value, end of period	$26.71	$26.48	$25.97	$27.65
Total return3	9.11%4,5	9.32%	0.69%6	5.17%7
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$22,534	$9,456	$1,388	$1
Ratio of expenses to average net assets:
(including commitment fees, dividends and interest on securities sold short, excise tax, extraordinary litigation fees, interest expense and unused line of credit fees)
Before fees waived/recovered8,9	1.88%	2.18%	2.24%	2.05%10
After fees waived/recovered8,9	1.89%	2.15%11	2.04%	—12
Ratio of net investment income (loss) to average net assets:
(including commitment fees, dividends and interest on securities sold short, excise tax, extraordinary litigation fees, interest expense and unused line of credit fees)
Before fees waived/recovered13	6.17%	6.58%	3.84%	1.90%10
After fees waived/recovered13	6.16%	6.61%	4.04%	—
Portfolio turnover rate	26%	15%	11%	26%7
Senior Securities
Total borrowings (000’s omitted)	$20,000	—	—	—
Asset coverage per $1,000 unit of senior indebtedness14	$124,863	—	—	—
* Commencement of operations.
1 Based on average shares outstanding for the period.
2 Amount represents less than $0.01 per share.
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Class A — Continued

3 Total returns would have been higher/lower had expenses not been recovered/waived by the Investment Manager. Returns shown include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
4 Includes adjustments in accordance with GAAP and accordingly the returns and net asset value per share for financial reporting may differ from the net asset value per share and returns for shareholder transactions.
5 The Investment Manager reimbursed the Fund’s Class A shares $828 for losses from a pricing error. The payment had no impact to the total return of the share class.
6 The Investment Manager reimbursed the Fund’s Class A shares $37 for losses from a pricing error. The payment had no impact to the total return of the share class.
7 Not annualized.
8 If commitment fees, dividends and interest on securities sold short, excise tax, extraordinary litigation fees, interest expense, and unused line of credit fees had been excluded, the expense ratios would have been lowered by 0.05%, 0.02%, 0.04% and 0.07%, for the years ended March 31, 2025, 2024 and 2023 and the period ended March 31, 2022, respectively.
9 Ratios do not reflect the Fund’s proportionate share of the expenses of the investment funds.
10 Annualized.
11 Effective August 1, 2023, the Investment Manager has contractually agreed to limit the annual fund operating expenses to 2.15%. Prior to August 1, 2023, the annual fund operating expense limitation was 2.00%.
12 Effective November 2, 2021, the Investment Manager has contractually agreed to limit the annual fund operating expenses to 2.00%. Prior to November 2, 2021, the annual fund operating expense limitation was 1.95%.
13 Ratios do not reflect the Fund’s proportionate share of the income and expenses of the investment funds.
14 Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each year.
	For the Year Ended March 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$26.85	$26.29	$27.73	26.62	$22.23
Income (Loss) from Investment Operations:
Net investment income (loss)1	1.78	1.96	1.27	0.92	1.19
Net realized and unrealized gain (loss) on investments	0.73	0.59	(0.88)	1.89	4.73
Total from investment operations	2.51	2.55	0.39	2.81	5.92
Less Distributions:
From net investment income	(2.12)	(1.99)	(1.69)	(1.45)	(1.41)
From net realized gains	(0.12)	—	(0.14)	(0.25)	(0.12)
Total distributions	(2.24)	(1.99)	(1.83)	(1.70)	(1.53)
Net increase from payments by affiliates (Note 3)	0.002	—	0.002	—	—
Net asset value, end of year	$27.12	$26.85	$26.29	$27.73	$26.62
Total return3	9.73%4	10.11%	1.47%5,6	10.80%	22.75%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$2,454,724	$1,516,685	$732,921	$336,466	$121,400
Ratio of expenses to average net assets:
(including commitment fees, dividends and interest on securities sold short, excise tax, extraordinary litigation fees, interest expense and unused line of credit fees)
Before fees waived7,8	1.47%	1.42%	1.36%	1.16%	1.12%
After fees waived7,8	1.45%	1.38%9	1.30%	1.14%10	1.08%
Ratio of net investment income (loss) to average net assets:
(including commitment fees, dividends and interest on securities sold short, excise tax, extraordinary litigation fees, interest expense and unused line of credit fees)
Before fees waived11	6.58%	7.35%	4.72%	3.34%	4.78%
After fees waived11	6.60%	7.39%	4.78%	3.36%	4.82%
Portfolio turnover rate	26%	15%	11%	26%	43%
Senior Securities
Total borrowings (000’s omitted)	$20,000	—	—	—	—
Asset coverage per $1,000 unit of senior indebtedness12	$124,863	—	—	—	—
1 Based on average shares outstanding for the year.
2 Amount represents less than $0.01 per share.
3 Total returns would have been lower had expenses not been waived by the Investment Manager. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
4 The Investment Manager reimbursed the Fund’s Class I Shares $58,866 for losses from a pricing error. The payment had no impact to the total return of the share class.
5 Includes adjustments in accordance with GAAP and accordingly the returns and net asset value per share for financial reporting may differ from the net asset value per share and returns for shareholder transactions.
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Class I — Continued

6 The Investment Manager reimbursed the Fund’s Class I Shares $63,879 for losses from a pricing error. The payment had no impact to the total return of the share class.
7 If commitment fees, dividends and interest on securities sold short, excise tax, extraordinary litigation fees, interest expense, and unused line of credit fees had been excluded, the expense ratios would have been lowered by 0.05%, 0.02%, 0.05%, 0.08%, and 0.13%, for the years ended March 31, 2025, 2024, 2023, 2022, and 2021, respectively.
8 Ratios do not reflect the Fund’s proportionate share of the expenses of the investment funds.
9 Effective August 1, 2023, the Investment Manager has contractually agreed to limit the annual fund operating expenses to 1.40%. Prior to August 1, 2023, the annual fund operating expense limitation was 1.25%.
10 Effective November 2, 2021, the Investment Manager has contractually agreed to limit the annual fund operating expenses to 1.25%. Prior to November 2, 2021, the annual fund operating expense limitation was 0.95%.
11 Ratios do not reflect the Fund’s proportionate share of the income and expenses of the investment funds.
12 Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2025

Note 1 — Organization
First Trust Alternative Opportunities Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund operates as an interval fund. The Fund operates under an Amended and Restated Agreement and Declaration of Trust dated November 1, 2021 (the “Declaration of Trust”). First Trust Capital Management L.P. serves as the investment adviser (the “Investment Manager”) of the Fund. The Investment Manager is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund currently offers shares of beneficial interest (the “Shares”) in two separate share classes: Class A Shares and Class I Shares.
The investment objective of the Fund is to seek to achieve long-term capital appreciation by pursuing positive absolute returns across market cycles. A fund seeking positive “absolute return” aims to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction. In pursuing its objective, the Fund seeks to generate attractive long-term returns with low sensitivity to traditional equity and fixed income indices. The Fund uses a “multi-manager” approach whereby the Fund’s assets are allocated among the Investment Manager and one or more sub-advisers, in percentages determined at the discretion of the Investment Manager. In pursuing the Fund’s strategies, the Investment Manager and sub-advisers may invest directly in individual securities or through closed-end and open-end registered investment companies, private investment vehicles and other investment vehicles that invest or trade in a wide range of investments.
The Fund commenced the public offering of the Class I Shares in June 2017 and has publicly offered Class I Shares in a continuous offering since that time. Class A Shares have been publicly offered since August 2021. The Shares are generally offered for purchase on any business day, which is any day the New York Stock Exchange is open for business, in each case subject to any applicable sales charges and other fees, as described herein. The Shares are issued at net asset value per share. No holder of Shares (each, a “Shareholder”) has the right to require the Fund to redeem its Shares.
The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Board of Trustees (the “Board” and the members thereof, “Trustees”). Income, expenses (other than expenses attributable to a specific Class) and realized and unrealized gains and losses on investments are allocated to each Class of Shares in proportion to their relative Shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights with respect to that distribution plan.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services — Investment Companies.
(a) Consolidation
The Fund may invest up to 25% of its total assets in its subsidiary, FTAOF Cayman Sub1 Ltd., a wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands. FTAOF Cayman Sub1 Ltd. is advised by the Investment Manager and acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies specified in the Fund’s prospectus and statement of additional information. As of March 31, 2025, net assets of FTAOF Cayman Sub1 Ltd. were $353,062,072, representing 14.3% of the Fund’s consolidated net assets.

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FTAOF Cayman Sub1 Ltd., is an exempted company incorporated in the Cayman Islands with limited liability. It has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. The subsidiary has submitted a request to the Internal Revenue Service (“IRS”) to treat the subsidiary as a disregarded entity effective as of its date of formation, in which case its assets and income will be treated as earned by the Fund directly. If the IRS denies the request, the subsidiary will be treated as a Controlled Foreign Corporation (“CFC”) which is generally not subject to U.S. income tax, unless it were to earn income that is effectively connected with a United States trade or business. However, as a wholly-owned CFC, the subsidiary’s net income and capital gains, to the extent of its earnings and profits, would be included each year in the Fund’s investment company taxable income. Additionally, an election to treat the subsidiary as a disregarded entity that is effective later than the date of its formation would result in a deemed liquidation of a CFC that may have adverse tax consequences.
The Fund may invest up to 25% of its total assets in its subsidiary, FTAOF Sub1 LLC, a Delaware limited liability company and wholly-owned and controlled subsidiary of the Fund. FTAOF Sub1 LLC is advised by the Investment Manager and acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies specified in the Fund’s prospectus and statement of additional information. As of March 31, 2025, net assets of FTAOF Sub1 LLC were $10,478,164, representing 0.4% of the Fund’s consolidated net assets.
The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights of the Fund include the accounts of the FTAOF Cayman Sub1 Ltd. and FTAOF Sub1 LLC. All inter-company accounts and transactions have been eliminated in consolidation.
Note 2 — Significant Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from these estimates.
(a) Valuation of Investments
UMB Fund Services, Inc. (“UMBFS”), the Fund’s administrator, calculates the Fund’s net asset value (“NAV”) as of the close of business on each business day and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board (each, a “Determination Date”).
For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement

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date. Pursuant to Rule 2a-5, the Board has designated the Investment Manager as the valuation designee (“Valuation Designee”) for the Fund to perform in good faith the fair value determination relating to all Fund investments, under the Board’s oversight. The Investment Manager carries out its designated responsibilities as Valuation Designee through its Valuation Committee. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.
The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources.
Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued at the last sale price or the official closing price on the exchange or system where such securities are principally traded for the business day as of the relevant Determination Date. If no sale or official closing price of particular securities is reported on a particular day, the securities will be valued at the closing bid price for securities held long, or the closing ask price for securities held short, or if a closing bid or ask price, as applicable, is not available, at either the exchange or system-defined closing price on the exchange or system in which such securities are principally traded. Over-the-counter securities not quoted on the Nasdaq Stock Market will be valued at the last sale price on the relevant Determination Date or, if no sale occurs, at the last bid price, in the case of securities held long, or the last ask price, in the case of securities held short, at the time net asset value is determined. Equity securities for which no prices are obtained under the foregoing procedures, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the Valuation Designee not to reflect the fair value, will be valued at the bid price, in the case of securities held long, or the ask price, in the case of securities held short, supplied by one or more dealers making a market in those securities or one or more brokers. Futures index options will be valued at the mid-point between the last bid price and the last ask price on the relevant determination date at the time net asset value is determined.
Fixed-income securities with a remaining maturity of sixty (60) days or more will normally be valued according to the mean between the last available bid and ask price from a recognized pricing service. Fixed-income securities for which market quotations are unavailable or are believed by the Valuation Designee not to reflect fair value will be valued based upon broker-supplied quotations, provided that if such quotations are unavailable or are believed by the Valuation Designee not to reflect fair value, such fixed-income securities will be valued by the Valuation Designee using valuation models that take into account spread and daily yield changes on government securities in the appropriate market (e.g., matrix pricing). High quality investment grade debt securities (e.g., treasuries, commercial paper, etc.) with a remaining maturity of sixty (60) days or less are valued at amortized cost, which the Valuation Designee has determined to approximate fair value.
The Fund will generally value shares of exchange traded funds (“ETFs”) at the last sale price on the exchange on which the ETF is principally traded. The Fund will generally value shares of open-end investment companies and closed-end investment companies that do not trade on one or more of the U.S. national securities exchanges at their respective daily closing NAV.
The Fund will generally value private investment vehicles in accordance with the value determined as of such date by each private investment vehicle in accordance with the private investment vehicle’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in a private investment vehicle will represent the amount that the Fund could reasonably expect to receive from the private investment vehicle if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the event that the private investment vehicle does not report a value to the Fund on a timely basis, the Fund will determine the fair value of such private investment vehicle based on the most recent final or estimated value reported by the private

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investment vehicle, as well as any other relevant information available at the time the Fund values its portfolio. A substantial amount of time may elapse between the occurrence of an event necessitating the pricing of Fund assets and the receipt of valuation information from the underlying manager of a private investment vehicle.
The Valuation Designee will consider whether it is appropriate, in light of all relevant circumstances, to value such interests at the NAV as reported by the underlying manager at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV. In accordance with GAAP and industry practice, the Fund may not always apply a discount in cases where there is no contemporaneous redemption activity in a particular private investment vehicle. In other cases, as when a private investment vehicle imposes extraordinary restrictions on redemptions, when other extraordinary circumstances exist or when there have been no recent transactions in private investment vehicle interests, the Fund may determine that it is appropriate to apply a discount to the NAV of the private investment vehicle. Any such decision will be made in good faith by the Valuation Designee, under oversight by the Board.
In certain circumstances, the Valuation Designee may determine that a private investment vehicle’s NAV shall be adjusted more frequently. For these private investment vehicles, the NAVs are adjusted daily based on the total return that each private investment vehicle is estimated by the Valuation Designee to generate during the period (adjusted NAV). The Valuation Designee monitors these estimates daily and updates them as necessary if macro or individual fund changes warrant any adjustments, subject to the review and supervision of the Valuation Designee.
Where deemed appropriate by the Valuation Designee and consistent with the Investment Company Act, investments in private investment vehicles may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of the particular private investment vehicle under consideration.
The Valuation Designee will determine the fair value of its shares of a private company based on numerous factors, including but not limited to market activity or events in the market. Absent such a transaction or event within a year, or as deemed necessary by the Valuation Designee, but in no instance greater than one year from the quarter end in which such event occurred, the Valuation Designee will engage qualified external valuation consultants to provide an independent valuation.
The Valuation Designee will evaluate each private debt investment’s fair value based on numerous factors, including but not limited to changes in credit risk, construction risk, the financial strength of the borrower and the debt instrument’s spread to US Treasuries. The Fund will also engage qualified external valuation consultants to provide valuation information, typically on a quarterly basis, but at least semiannually. The Fund will generally value any private debt investments at the lesser of their amortized cost or the mid-point of any valuation range as provided by a qualified external valuation consultant. In certain circumstances, the Valuation Designee may determine that this amount does not represent the fair value of the private debt investment based on current market conditions. In such an instance, the Valuation Designee will fair value the investment using another methodology. In its fair valuation assessment process, the Valuation Designee may consider any information it deems appropriate including from external valuation consultants.
Warrants for which market quotations are not readily available will be fair valued based on the underlying investment. The Fund will engage qualified external valuation consultants to provide valuation information, typically on a quarterly basis, but at least semiannually. The Fund will generally value warrants at the mid-point of any valuation range as provided by a qualified external valuation consultant. In certain circumstances, the Valuation Designee may determine that this amount does not represent the fair value of the warrant based on current market conditions. In such an instance, the Valuation Designee will fair value the warrant using another methodology. In its fair valuation assessment process, the Valuation Designee may consider any information it deems appropriate including from external valuation consultants.

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March 31, 2025

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the NAV of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities will be valued at fair value as determined in good faith by the Valuation Designee.
Investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s NAV if the judgments regarding appropriate valuations should prove incorrect.
(b) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted as of 4:00 PM Eastern Standard Time. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.
The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gains or losses from investments and foreign currency.
Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.
(c) Short Sales
Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short, a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan, which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. To the extent the Fund sells securities short, it will provide collateral to the broker-dealer and/or will maintain additional asset coverage in the form of cash, U.S. Government securities or other liquid securities with its custodian in a segregated account as required by each respective broker-dealer. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.
(d) Closed-end Funds (“CEFs”)
A CEF is a pooled investment vehicle that is registered under the Investment Company Act and whose shares may be listed and traded on U.S. national securities exchanges. Investments in CEFs are

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subject to various risks, including reliance on management’s ability to meet a CEF’s investment objective and to manage a CEF’s portfolio, and fluctuation in the market value of a CEF’s shares compared to the changes in the value of the underlying securities that the CEF owns. In addition, the Fund bears a pro rata share of the management fees and expenses of each underlying CEF in addition to the Fund’s management fees and expenses, which results in the Fund’s shareholders being subject to higher expenses than if they invested directly in the CEFs.
(e) Private Investment Vehicles
Private Investment Vehicles generally exempt under Section 3(c)(1) or 3(c)(7) of the Investment Company Act invest or trade in a wide range of securities. When the Fund invests in securities issued by Private Investment Vehicles, it will bear its pro rata portion of the Private Investment Vehicles’ expenses. These expenses are in addition to the direct expenses of the Fund’s own operations, thereby increasing indirect costs and potentially reducing returns to Shareholders. A Private Investment Vehicle in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investment in the Private Investment Vehicle. There can be no assurance that the investment objective of a Private Investment Vehicle will be achieved. A Private Investment Vehicle may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such Private Investment Vehicle at a time that is unfavorable to the Fund. In addition, one Private Investment Vehicle may buy the same securities that another Private Investment Vehicle sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.
(f) Real Estate Investment Trusts (“REITs”)
REITs are companies that own interests in real estate (or specialize in acquiring, holding, and managing real estate) or in real estate-related loans or other interests, and their revenue principally consists of rent derived from owned, income-producing real estate properties and capital gains from the sale of such properties or from interest payments on real estate-related loans. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to such shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income. By investing in REITs indirectly through the Fund, a Shareholder will bear expenses of the REITs in addition to expenses of the Fund. Distributions received from REITs may be characterized as ordinary income, capital gain or a return of capital to the Fund. The proper characterization of distributions from REITs is generally not known until after the end of each calendar year. As such, estimates are used in reporting the character of income and distributions for financial statement purposes.
(g) Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts (“forward contracts”) under which it is obligated to exchange currencies on specified future dates at specified rates, and is subject to the risk of foreign exchange rate fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation/depreciation on forward foreign currency exchange contracts. The Fund records realized gains or losses at the time the forward contract is settled. Counterparties to these forward contracts are major U.S. financial institutions.
(h) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income and expense is recorded net of applicable withholding taxes on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are

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disclosed in the Consolidated Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.
Some or all of the interest payments of a loan or preferred equity may be structured in the form of paid-in-kind (“PIK”), which accrues to cost and principal on a current basis but is generally not paid in cash until maturity or some other determined payment date. Interest payments structured in the form of PIK are subject to the risk that a borrower could default when actual cash interest or principal payments are due.
Investments in the equity of collateralized loan obligations (CLOs) recognize investment income by utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows, as required by ASC 325-40, Beneficial Interest in Securities Financial Assets. The Fund monitors the expected residual payments, and effective yield is determined and updated periodically, as needed. Accordingly, investment income recognized on CLO equity securities in the Consolidated Statement of Operations differs from both the tax-basis investment income and from the cash distributions actually received by the Fund during the period.
(i) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Code applicable to RICs and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.
ASC 740, Income Taxes (“ASC 740”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the consolidated financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations.
ASC 740 requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of March 31, 2025, and during the prior three open tax years, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(j) Distributions to Shareholders
The Fund makes monthly distributions to its Shareholders equal to 7% annually of the Fund’s net asset value per Share (the “Distribution Policy”). This predetermined dividend rate may be modified by the Board from time to time, and may be increased to the extent of the Fund’s investment company taxable income that it is required to distribute in order to maintain its status as a RIC. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from

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GAAP. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income expense and gain (loss) items for financial statement and tax purposes.
For financial reporting purposes, dividends and distributions to Shareholders are recorded on the ex-date. If, for any distribution, available cash is less than the amount of this predetermined dividend rate, then assets of the Fund will be sold and such disposition may generate additional taxable income. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as the remaining net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Payments in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the Shares. After such adjusted tax basis is reduced to zero, the payment would constitute capital gain (assuming the Shares are held as capital assets). This Distribution Policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a Shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The Distribution Policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain.
(k) Segments
In this reporting period, the Fund adopted Accounting Standards Update (“ASU”) 2023-07, Segment Reporting (Topic 280) — Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance and has discrete financial information available. The Fund’s President acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of the Fund’s single investment objective which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s consolidated financial statements. The total return and performance of the Fund is reflected within the accompanying Consolidated Financial Highlights. Segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Consolidated Statement of Operations.
Note 3 — Investment Advisory and Other Agreements
The Fund has entered into an Investment Advisory Agreement (the “Agreement”) with the Investment Manager. Under the terms of the Agreement, the Fund pays a monthly investment management fee to the Investment Manager equal to 0.95% on an annualized basis of the Fund’s net asset value as of each month-end (the “Investment Management Fee”), subject to certain adjustments.
The Fund uses a “multi-manager” approach whereby the Fund’s assets are allocated amongst the Investment Manager and one or more sub-advisers in percentages determined at the discretion of the Investment Manager. During the year ended March 31, 2025, the Investment Manager engaged

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RiverNorth Capital Management, LLC (“RiverNorth”) and Palmer Square Capital Management LLC (“Palmer Square”) (each, a “Sub-Adviser” and together, the “Sub-Advisers”) to manage certain assets of the Fund. Pursuant to a separate sub-advisory agreement among the Fund, the Investment Manager and RiverNorth, RiverNorth receives a monthly sub-advisor fee equal to 0.80% of the Fund’s average daily net assets allocated to RiverNorth, subject to certain adjustments. Pursuant to a separate sub-advisory agreement among the Fund, the Investment Manager and Palmer Square, Palmer Square receives a monthly sub-advisory fee equal to 0.50% of the Fund’s average daily net assets allocated to Palmer Square, subject to certain adjustments. Each Sub-Adviser’s fee is paid by the Investment Manager out of the investment management fee.
The Investment Manager has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Manager has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization and extraordinary expenses, such as litigation expenses) do not exceed 2.15% and 1.40% of the net assets on an annualized basis of Class A Shares and Class I Shares, respectively (the “Expense Limit”) through July 31, 2025. The Expense Limitation and Reimbursement Agreement may not be terminated before that date by the Fund or the Investment Manager. Thereafter, the Expense Limitation and Reimbursement Agreement may be terminated by the Fund or the Investment Manager upon 30 days’ written notice. Unless it is terminated, the Expense Limitation and Reimbursement Agreement automatically renews for consecutive one-year terms. Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 2.15% and 1.40% for the Class A Shares and Class I Shares, respectively. For a period not to exceed three years from the date on which a Waiver is made, the Investment Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in effect at the time of the Waiver and the Expense Limit at the time of the recoupment. From November 2, 2021 to July 31, 2023, the Investment Manager had agreed to limit the total expenses of the Fund to 2.00% and 1.25% of the Fund’s net assets on an annualized basis for the Class A Shares and Class I Shares, respectively.
For the year ended March 31, 2025, the Investment Manager waived its fees and absorbed other expenses totaling $346,344 for Class I Shares and recouped previously waived fees and other expenses totaling $2,375 for Class A Shares. As of March 31, 2025, the amount of these potentially recoverable expenses was $1,266,320. The potential recoverable amount is noted as “Commitments and contingencies” as reported on the Consolidated Statement of Assets and Liabilities. The Investment Manager may recapture all or a portion of this amount no later than March 31st of the year stated below:
2026	$490,821
2027	429,155
2028	346,344
Total	$1,266,320
The Investment Manager reimbursed the Fund’s Class A Shares and Class I Shares $828 and $58,866, respectively, for losses from a pricing error during the year ended March 31, 2025. This amount is reported on the Fund’s Consolidated Statement of Changes in Net Assets and Consolidated Financial Highlights under the caption “Net increase from payments by affiliates”. This reimbursement had no impact on the total return of each share class, respectively.

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March 31, 2025

The Investment Manager reimbursed the Fund’s Class A Shares and Class I Shares $37 and $63,879, respectively, for losses from a pricing error during the year ended March 31, 2023. This amount is reported on the Fund’s Consolidated Financial Highlights under the caption “Net increase from payments by affiliates”. This reimbursement had no impact on the total return of each share class, respectively.
The Fund has adopted a Distribution and Service Plan with respect to Class A Shares and Class I Shares in compliance with Rule 12b-1 under the Investment Company Act. The Distribution and Service Plans allow the Fund to pay distribution and servicing fees for the sale and servicing of its Class A Shares and Class I Shares. Under the Distribution and Service Plan for Class A Shares, the Fund is permitted to pay as compensation up to 1.00% on an annualized basis of the aggregate net assets of the Fund attributable to Class A Shares and under the Distribution and Service Plan for Class I Shares, the Fund is permitted to pay as compensation up to 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to Class I Shares (collectively, the “Distribution and Servicing Fee”) to qualified recipients. The Fund or the Distributor may pay all or a portion of these fees to any registered securities dealer, financial institution or any other person who renders assistance in distributing or promoting the sale of the respective Class of Shares or who provides certain shareholder services, pursuant to a written agreement. The Distribution and Servicing Fee is paid out of the Fund’s assets attributable to the applicable Class and decreases the net profits or increases the net losses of such Class.
First Trust Portfolios L.P., an affiliate of the Investment Manager, serves as the Fund’s distributor (the “Distributor”). UMBFS serves as the Fund’s fund accountant, transfer agent and administrator; and UMB Bank, n.a., an affiliate of UMBFS, serves as a custodian of the assets of the Fund.
A Trustee and certain officers of the Fund are employees of UMBFS. The Fund does not compensate Trustees and officers affiliated with UMBFS or the Investment Manager. For the year ended March 31, 2025, the Fund’s fees incurred for Trustees are reported on the Consolidated Statement of Operations.
Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s fees incurred for CCO services for the year ended March 31, 2025 are reported on the Consolidated Statement of Operations.
Note 4 — Federal Income Taxes
As of March 31, 2025, gross unrealized appreciation/(depreciation) of investments, derivatives and short securities owned by the Fund, based on cost for federal income tax purposes, were as follows:
Cost of investments	$2,535,491,834
Gross unrealized appreciation	94,497,090
Gross unrealized depreciation	(70,959,567)
Net unrealized appreciation/(depreciation) on investments	$23,537,523
The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in securities transactions.
GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the tax year ended December 31, 2024, permanent differences in book and tax accounting have been reclassified as follows:
Increase (Decrease)
Paid-in Capital	Total Distributable Earnings
$775,521	$(775,521)

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

As of December 31, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:
Undistributed ordinary income	$21,545,922
Undistributed long-term capital gains	9,085,747
Unrealized appreciation/depreciation on investments	(4,884,161)
Total accumulated earnings/(deficit)	$25,747,508
The tax character of distributions paid during the tax years ended December 31, 2024 and December 31, 2023 were as follows:
Distribution paid from:	2024	2023
Ordinary income	$146,421,439	$64,317,534
Net long-term capital gains	6,035,326	—
Total taxable distributions	$152,456,765	$64,317,534
As of December 31, 2024, the Fund had no capital loss carryovers.
Note 5 — Investment Transactions
For the year ended March 31, 2025, purchases and sales of investments, excluding short-term investments, were $1,469,909,468 and $479,386,854, respectively. Proceeds from securities sold short and covers of securities sold short were $7,407,779 and $7,640,974, respectively, for the same period.
Note 6 — Indemnifications
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements cannot be known; however, the Fund expects any risk of loss to be remote.
Note 7 — Repurchase of Shares
The Fund provides a limited degree of liquidity to the Shareholders by conducting repurchase offers quarterly. In each repurchase offer, the Fund may offer to repurchase its Shares at their net asset value as determined as of approximately March 31, June 30, September 30 and December 31, of each year, as applicable (each such date, a “Valuation Date”). Each repurchase offer is expected to be for up to 5% of the Fund’s Shares outstanding. If Shareholders tender for repurchase more than the repurchase offer amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of the outstanding Shares of the Fund. If the Fund determines not to repurchase more than the repurchase offer amount, or if Shareholders tender Shares in an amount exceeding the repurchase offer amount plus 2% of the outstanding Shares, the Fund will repurchase the Shares on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund.

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

The results of the repurchase offers conducted for the year ended March 31, 2025 are as follows:
	Repurchase Offer	Repurchase Offer	Repurchase Offer	Repurchase Offer
Commencement Date:	May 29, 2024	August 30, 2024	November 29, 2024	February 28, 2025
Repurchase Request:	June 28, 2024	September 30, 2024	December 31, 2024	March 31, 2025
Repurchase Pricing Date:	June 28, 2024	September 30, 2024	December 31, 2024	March 31, 2025
Net Asset Value as of Repurchase Pricing Date
Class A Shares	$26.61	$26.68	$26.47	$26.70
Class I Shares	$27.04	$27.16	$26.88	$27.12
Amount Repurchased:
Class A Shares	$357,790	$412,951	$36,649	$1,109,724
Class I Shares	$50,835,988	$89,631,586	$76,130,661	$83,907,768
Percentage of Outstanding Shares Repurchased:
Class A Shares	2.31%	2.18%	0.18%	4.70%
Class I Shares	2.90%	4.49%	3.47%	3.31%
Note 8 — Fair Value Measurements and Disclosure
ASC 820, Fair Value Measurement (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement.
Under ASC 820, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:
•
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

In accordance with ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent), investments valued at the net asset value as practical expedient are not included in the fair value hierarchy. As such, investments in CEFs, Private Investment Vehicles and REITs with a fair value of $530,516,513 are excluded from the fair value hierarchy as of March 31, 2025.
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy as of March 31, 2025:
	Level 1	Level 2	Level 3	Total
Assets
Investments
Asset-Backed Securities	$—	$372,431,121	$—	$372,431,121
Bank Loans	—	—	243,147,049	243,147,049
Closed-End Funds	229,645,665	—	—	229,645,665
Collateralized Loan Obligations	—	430,472,951	—	430,472,951
Collateralized Mortgage Obligations	—	3	—	3
Common Stocks
Communications	180,797	—	—	180,797
Consumer Non-Cyclical	—	—	1,650,755	1,650,755
Consumer Staples	—	—	2,884,394	2,884,394
Energy	34,502	—	—	34,502
Financials	19,051,584		7,553,332	26,604,916
Health Care	593,202	—	—	593,202
Technology	7,013,087	—	28,628,228	35,641,315
Corporate Bonds*	—	63,402,617	—	63,402,617
Mutual Funds	115,114,934	—	—	115,114,934
Preferred Stocks
Consumer Staples	—	—	3,031,647	3,031,647
Financials	4,856,366	—	34,733,950	39,590,316
Technology	—	—	17,732,146	17,732,146
Private Investment Vehicles
Investment Partnerships	—	—	234,529,682	234,529,682
Real Estate Investment Trusts	—	—	53,214,090	53,214,090
Rights	244,125	—	491	244,616
Units	8,738,388	—	—	8,738,388
Warrants	231,833	—	344,325	576,158
Short-Term Investments	156,373,864	—	—	156,373,864
Subtotal	$542,078,347	$866,306,692	$627,450,089	$2,035,835,128
Closed-End Funds				52,049,067
Private Investment Vehicles
Investment Partnerships				193,637,685
Non-Listed Business Development Companies				48,032,737

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

	Level 1	Level 2	Level 3	Total
Private Collateralized Loan Obligations				$66,936,080
Real Estate Investment Trusts				169,860,944
Total Investments				$2,566,351,641
Other Financial Instruments***
Forward foreign currency exchange contracts	$—	$1,660,072	$—	$1,660,072
Total Assets	$542,078,347	$867,966,764	$627,450,089	$2,568,011,713
Liabilities
Securities Sold Short
Common Stocks**	$98,930	$—	$—	$98,930
Total Securities Sold Short	$98,930	$—	$—	$98,930
Other Financial Instruments***
Forward foreign currency exchange contracts	$—	$8,883,426	$—	$8,883,426
Total Other Financial Instruments	$—	$8,883,426	$—	$8,883,426
Total Liabilities	$98,930	$8,883,426	$—	$8,982,356

* All corporate bonds held in the Fund are Level 2 securities. For a detailed break-out of corporate bonds by major industry classification, please refer to the Consolidated Schedule of Investments.
** All common stocks sold short in the Fund are Level 1 securities. For a detailed break-out of common stocks sold short by major industry classification, please refer to the Consolidated Schedule of Investments.
*** Other financial instruments are derivative instruments such as forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation/(depreciation) on the instrument.

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:
							Balance as of March 31, 2025
	Balance as of March 31, 2024	Transfers into Level 3	Transfers out of Level 3	Net gains (losses) for the period	Purchases	Sales		Change in unrealized gains (losses) for the period for assets held at the end of the reporting period
Asset-Backed Securities	$33,327,285	$—	$(29,236,059)	$(4,091,226)	$—	$—	$—	$597,023
Bank Loans	129,792,122	—	—	(81,026,356)	204,454,061	(10,072,778)	243,147,049	(337,555)
Collateralized Loan Obligations	40,235,721	—	(52,959,630)	(1,957,674)	19,680,563	(4,998,980)	—	(1,082,961)
Common Stocks	4,036,493	—	—	2,867,700	33,812,516	—	40,716,709	2,844,649
Preferred Stocks	8,764,838	—	—	7,430,806	39,302,099	—	55,497,743	7,430,806
Private Investment Funds	200,909,593	—	—	26,620,089	7,000,000	—	234,529,682	19,326,345
Real Estate Investment Trusts	40,069,016	—	—	(2,354,926)	15,500,000	—	53,214,090	(728,053)
Rights	491	—	—	—	—	—	491	—
Warrants	1,201,080	—	—	(856,755)	—	—	344,325	(856,756)
The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2025:
Investments	Fair Value	Valuation Technique(s)	Unobservable Input	Range of Input	Weighted average	Impact on Valuation from an Increase in Input
Bank Loans	$—	Asset Approach	Expected Remaining Distributions	N/A	N/A	Increase
	$166,627,217	Discounted Cash Flow	Discount Rates	9.07% - 17.45%	13.62%	Decrease
	$5,587,526	Enterprise Value Approach	Book Value Multiple/Sum of the Parts	1.03x	1.03x	Increase
	$33,168,499	Income Approach	Market Yield	9% - 10.25%	9.56%	Increase
	$18,452,542	Liquidation Approach	Expected Sale Proceeds	N/A	N/A	Increase
	$2,669,374	Market Approach	Expected Yield	15.86% - 17.67%	16.81%	Increase
	$16,641,891	Transaction Price	Transaction Price	N/A	N/A	Increase
Collateralized Loan Obligations	$—	Asset Approach	Expected Remaining Distributions	N/A	N/A	Increase
Common Stocks	$2,026,000	Enterprise Value Approach	GPC Method	5.73x	5.73x	Increase
	$2,832,900	Market Comparable	Enterprise Value	0.3x - 67.7x	34.0x	Increase
	$14,973,207	Market Comparable/Recent Transaction	Enterprise Value/ NA	1.3-561.3x / N/A	281.3x	Increase
	$20,884,602	Transaction Price	Transaction Price	N/A	N/A	Increase
Preferred Stocks	$3,382,075	Market Comparable/Recent Transaction	Enterprise Value/ NA	1.1x - 52.1x	26.6x	Increase
	$52,115,668	Transaction Price	Transaction Price	N/A	N/A	Increase
Private Investment Vehicles	$234,529,682	Adjusted Net Asset Value	Reported Net Asset Value/Fair Value Adjustments	N/A	N/A	Increase

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

Investments	Fair Value	Valuation Technique(s)	Unobservable Input	Range of Input	Weighted average	Impact on Valuation from an Increase in Input
Real Estate Investment Trusts	$53,214,090	Adjusted Net Asset Value	Reported Net Asset Value/Fair Value Adjustments	N/A	N/A	Increase
Rights	$491	Transaction Price	Transaction Price	N/A	N/A	Increase
Warrants	$235,234	Enterprise Value Approach	Book Value Multiple/Sum of the Parts	1.03x	1.03x	Increase
	$109,091	Enterprise Value Approach	EBITDA Multiple	5.5x - 10x	5.5x	Increase
Note 9 — Affiliated Issuers
An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities or any investment which is advised or sponsored by a Sub-Adviser. The table below reflects transactions during the period with entities that are affiliates as of March 31, 2025.
Security Description	Shares/ Principal Amount End of Period	Value Beginning of Period	Additions	Reductions	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Value End of Period	Dividend Income*	Interest Income*
Closed-End Funds
Opportunistic Credit Interval Fund – Class I1	3,136,671	$24,178,293	$12,425,000	$(475,109)	$(582)	$(118,618)	$36,008,984	$3,096,818	$—
Palmer Square Capital BDC, Inc.1	1,429,046	24,805,579	—	(1,527,619)	(18,478)	(4,224,589)	19,034,893	2,645,931	—
Palmer Square Opportunistic Income Fund1,2	—	12,450,528	—	(12,594,083)	(205,917)	349,472	—	148,568	—
Collateralized Loan Obligations
Palmer Square European Loan Funding, Series 2022-1X, Class SUB, 12.374%, 10/15/20311,3,4,5	2,975,000	2,216,703	—	—	—	(128,004)	2,088,699	—	791,137
Palmer Square European Loan Funding, Series 2022-2X, Class SUB, 0.000%, 10/15/20311,3,4,5	4,000,000	3,462,367	—	(4,401,893)	—	1,075,339	135,813	—	(26,225)
Palmer Square European Loan Funding, Series 2022-3X, Class SUB, 0.000%, 4/12/20321,3,4,5,6	4,000,000	—	—	—	—	—	—	—	170,119
Palmer Square European Loan Funding, Series 2023-1A, Class SUB, 0.000%, 11/15/20321,3,4,5,7	7,100,000	7,241,452	—	(7,549,979)	—	308,527	—	—	(59,693)
Palmer Square European Loan Funding, Series 2023-1X, Class E, 10.431% (3-Month Euribor+653 basis points), 11/15/20321,2,3,4,9	—	4,006,090	297,863	(4,008,667)	—	(295,286)	—	—	300,892
Palmer Square European Loan Funding, Series 2023-2X, Class SUB, 9.784%, 1/15/20331,3,4,5	8,325,000	7,844,135	—	—	—	533,171	8,377,306	—	1,732,109
Palmer Square European Loan Funding, Series 2023-3X, Class SUB, 11.897%, 5/15/20331,3,4,5	8,200,000	8,917,676	—	—	—	(1,002,788)	7,914,888	—	2,986,455
Palmer Square European Loan Funding, Series 2024-1X, Class SUB, 14.173%, 8/15/20331,3,4,5	10,575,000	11,408,998	—	—	—	(2,374,498)	9,034,500	—	3,028,878

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

Security Description	Shares/ Principal Amount End of Period	Value Beginning of Period	Additions	Reductions	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Value End of Period	Dividend Income*	Interest Income*
Palmer Square European Loan Funding, Series 2024-2X, Class SUB, 12.116%, 5/15/20341,3,4,5,8	14,550,000	—	15,912,073	—	—	(2,269,532)	13,642,541	—	2,435,285
Palmer Square European Loan Funding, Series 2024-3A, Class SUB, 9.155%, 5/15/20341,3,4,5,7,8	8,150,000	—	8,798,445	—	—	(335,495)	8,462,950	—	306,644
Palmer Square European Loan Funding, Series 2025-1X, Class SUB, 8.875%, 10/15/20341,3,4,5,8	6,200,000	—	6,477,902	—	—	226,250	6,704,152	—	159,168
Palmer Square European Loan Funding, Series 2021-2X, Class SUB, 12.892%, 4/15/20351,3,4,5	2,500,000	1,871,788	—	—	—	81,151	1,952,939	—	591,150
Palmer Square European Loan Funding, Series 2023-2X, Class SUB, 9.218%, 10/15/20361,3,4,5	11,000,000	11,899,174	—	(2,572,243)	—	(925,986)	8,400,945	—	1,270,363
Palmer Square European Loan Funding, Series 2024-1X, Class SUB, 9.258%, 5/15/20371,3,4,5,8	14,000,000	—	15,018,236	—	—	(778,321)	14,239,915	—	1,701,190
Palmer Square European Loan Funding, Series 2024-2X, Class SUB, 10.677%, 10/15/20371,3,4,5,8	9,453,750	—	10,170,217	(589,394)	33,846	141,274	9,755,943	—	314,528
Palmer Square European Loan Funding, Series 2024-2X, Class F, 11.745% (3-Month Euribor+824 basis points), 10/15/20371,3,4,8,9	4,500,000	—	4,578,255	—	—	263,378	4,841,633	—	382,154
Palmer Square European Loan Funding, Series 2023-1X, Class SUB, 11.126%, 1/15/20381,3,4,5	10,000,000	9,656,589	(1,345,336)	(2,290,083)	—	2,205,002	8,226,172	—	634,920
Palmer Square European Loan Funding, Series 2023-1X, Class FR, 11.060% (3-Month Euribor+827 basis points), 1/15/20381,3,4,8,9	1,700,000	—	1,728,512	—	—	102,969	1,831,481	—	54,262
Palmer Square European Loan Funding, Series 2025-1X, Class SUB, 14.660%, 10/15/20391,3,4,5,8	6,500,000	—	6,082,212	—	—	243,480	6,325,692	—	160,225
Palmer Square Loan Funding Ltd., Series 2020-1A, Class SUB, 0.000%, 2/20/20281,4,5,6,7,10	1,250,000	—	—	(274,675)	—	274,675	—	—	(273,828)
Palmer Square Loan Funding Ltd., Series 2020-4A, Class SUB, 0.000%, 11/25/20281,4,5,6,7,10	2,250,000	659,475	—	(2,250,000)	—	1,590,525	—	—	(1,612,073)
Palmer Square Loan Funding Ltd., Series 2021-1A, Class SUB, 0.000%, 4/20/20291,4,5,7,10	1,250,000	977,672	—	(318,984)	—	(34,438)	624,250	—	78,363
Palmer Square Loan Funding Ltd., Series 2021-2A, Class SUB, 0.000%, 5/20/20291,4,5,7,10	2,150,000	1,346,350	—	—	—	(111,814)	1,234,536	—	261,760
Palmer Square Loan Funding Ltd., Series 2021-3A, Class SUB, 0.000%, 7/20/20291,4,5,7,10	1,500,000	998,834	—	—	—	(70,300)	928,534	—	224,013
Palmer Square Loan Funding Ltd., Series 2021-4A, Class SUB, 17.394%, 10/15/20291,4,5,7,10	3,100,000	2,052,130	—	—	—	(76,373)	1,975,757	—	536,515
Palmer Square Loan Funding Ltd., Series 2022-1A, Class SUB, 14.414%, 4/15/20301,4,5,7,10	5,235,000	3,735,709	—	—	—	(734,489)	3,001,220	—	1,105,421

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

Security Description	Shares/ Principal Amount End of Period	Value Beginning of Period	Additions	Reductions	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Value End of Period	Dividend Income*	Interest Income*
Palmer Square Loan Funding Ltd., Series 2022-2A, Class SUB, 16.891%, 10/15/20301,4,5,7,10	6,000,000	4,479,406	—	—	—	(161,151)	4,318,255	—	1,150,985
Palmer Square Loan Funding Ltd., Series 2022-5I, Class SUB, 0.000%, 1/15/20311,4,5,6,10	1,250,000	—	—	—	—	—	—	—	2,194
Palmer Square Loan Funding Ltd., Series 2022-3A, Class SUB, 15.709%, 4/15/20311,4,5,7,10	6,250,000	6,156,397	—	—	—	(546,861)	5,609,536	—	1,412,952
Palmer Square Loan Funding Ltd., Series 2023-1A, Class SUB, 0.000%, 7/20/20311,4,5,7,10	4,675,000	5,038,573	—	(4,560,706)	—	(363,573)	114,294	—	1,082,122
Palmer Square Loan Funding Ltd., Series 2023-1A, Class D, 13.318% (3-Month Term SOFR+800 basis points), 7/20/20311,2,4,7,9	—	3,893,508	73,426	(3,875,000)	—	(91,934)	—	—	218,269
Palmer Square Loan Funding Ltd., Series 2022-4A, Class SUB, 13.199%, 7/24/20311,4,5,7,10	8,050,000	7,709,646	—	—	—	(664,029)	7,045,617	—	1,424,752
Palmer Square Loan Funding Ltd., Series 2022-4A, Class D, 12.609% (3-Month Term SOFR+729 basis points), 7/24/20311,2,4,7,9	—	3,688,557	5,685	(3,700,000)	131,507	(125,749)	—	—	245,207
Palmer Square Loan Funding Ltd., Series 2023-2A, Class SUB, 11.874%, 1/25/20321,4,5,7,10	6,600,000	6,745,442	—	—	—	(814,595)	5,930,847	—	1,929,573
Palmer Square Loan Funding Ltd., Series 2024-3A, Class SUB, 14.625%, 8/8/20321,4,5,7,8,10,11	16,250,000	—	16,250,000	—	—	(1,341,883)	14,908,117	—	2,986,776
Palmer Square Loan Funding Ltd., Series 2024-1A, Class SUB, 10.788%, 10/15/20321,4,5,7,8,10	8,000,000	—	8,000,000	—	—	(870,848)	7,129,152	—	1,258,822
Palmer Square Loan Funding Ltd., Series 2024-1A, Class E, 10.872% (3-Month Term SOFR+657 basis points), 10/15/20321,4,7,8,9,10	750,000	—	735,631	—	—	9,248	744,879	—	47,392
Palmer Square Loan Funding Ltd., Series 2024-2A, Class SUB, 12.468%, 1/15/20331,4,5,7,8,10	17,500,000	—	17,500,000	—	—	38,682	17,538,682	—	510,915
Palmer Square Loan Funding Ltd., Series 2025-1A, Class SUB, 0.000%, 2/15/20331,4,5,7,8,10	18,800,000	—	18,800,000	—	—	—	18,800,000	—	510,933
Palmer Square Loan Funding Ltd., Series 2023-2A, Class SUB, 10.024%, 4/20/20361,4,5,7,10	9,500,000	8,769,909	—	—	—	923,424	9,693,333	—	1,275,724
Palmer Square Loan Funding Ltd., Series 2023-3A, Class SUB, 12.887%, 1/20/20371,4,5,7,10	8,000,000	8,044,663	—	—	—	(489,405)	7,555,258	—	900,966
Palmer Square Loan Funding Ltd., Series 2024-1A, Class SUB, 11.938%, 4/15/20371,4,5,7,10	13,760,000	13,446,536	—	—	—	(373,738)	13,072,798	—	1,529,423
Palmer Square Loan Funding Ltd., Series 2024-2A, Class SUB, 12.549%, 7/20/20371,4,5,7,8,10	11,000,000	—	9,989,204	—	—	(331,843)	9,657,361	—	626,655
Palmer Square Loan Funding Ltd., Series 2024-3A, Class SUB, 13.960%, 7/20/20371,4,5,7,8,10	6,500,000	—	6,175,617	—	—	10,855	6,186,472	—	475,662
Palmer Square Loan Funding Ltd., Series 2023-4A, Class SUB, 15.318%, 10/20/20371,4,5,7,10	12,750,000	12,874,696	—	—	—	(761,667)	12,113,029	—	2,936,677
Palmer Square Loan Funding Ltd., Series 2024-4A, Class SUB, 12.616%, 1/15/20381,4,5,7,8,10	14,000,000	—	14,000,000	—	—	194,624	14,194,624	—	97,525
Palmer Square Loan Funding Ltd., Series 2023-1A, Class SUB, 15.250%, 1/20/20381,4,5,7,10	4,000,000	3,986,641	—	—	—	141,549	4,128,190	—	1,085,330

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

Security Description	Shares/ Principal Amount End of Period	Value Beginning of Period	Additions	Reductions	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Value End of Period	Dividend Income*	Interest Income*
Palmer Square Loan Funding Ltd., Series 2025-1A, Class SUB, 13.000%, 4/20/20381,4,5,7,8,10	11,500,000	—	11,500,000	—	—	60,383	11,560,383	—	241,606
Mutual Funds
Driehaus Event Driven Fund12	3,082,861	26,406,891	16,000,000	(3,000,000)	(520,212)	(1,645,712)	37,240,967	521,404	—
Glenmede Secured Options Portfolio – Class Institutional12	5,734,460	43,852,986	48,000,000	(10,000,000)	46,920	(4,025,939)	77,873,967	3,213,733	—
Private Investment Vehicles
BC Partners Lending Corp.1	567,120	12,777,206	—	—	—	(1,310,047)	11,467,159	1,361,087	—
MCF CLO 12, LLC1,8	11,548,335	—	11,548,335	—	—	318,911	11,867,246	—	—
RiverNorth Capital Partners LP1,6,13	—	18,260,442	—	—	—	1,309,615	19,570,057	—	—
TCW Direct Lending VIII, LLC8,12	795,000	29,590,637	10,177,035	(370,558)	—	(4,899,996)	36,565,578	6,213,800	—
Real Estate Investment Trusts
Invesco Real Estate Income Trust, Inc. – Class I1,6	1,992,811	40,069,016	15,500,000	(221,762)	—	(2,133,164)	53,214,090	2,992,367	—
	363,885,054	$395,520,694	$284,398,312	$(64,580,755)	$(532,916)	$(24,030,161)	$592,843,634	$20,193,708	$39,204,190

* Net of foreign withholding taxes.
1 Advised or sponsored by a Sub-Adviser.
2 Security not held or not an affiliate at the end of the period.
3 Principal Amount denoted in local currency.
4 Callable.
5 Variable rate security, upon which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
6 The value of these securities was determined using significant unobservable inputs. These are reported as Level 3 securities in the Fair Value Hierarchy.
7 Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers.
8 Security not held or not an affiliate at the beginning of the period.
9 Floating rate security, upon which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
10 Foreign security denominated in U.S. Dollars.
11 All or a portion of this security is segregated as collateral for securities sold short.
12 Entity in which the Fund has ownership of at least 5% of the voting securities outstanding.
13 Investment does not issue shares.
Note 10 — Derivatives and Hedging Disclosures
ASC 815, Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations are presented in the tables below. The fair values of derivative instruments as of March 31, 2025, by risk category are as follows:
	Derivatives not designated as hedging instruments
	Forward Foreign Currency Exchange Contracts	Total
Liabilities
Foreign exchange	$(7,223,354)	$(7,223,354)
	$(7,223,354)	$(7,223,354)
The effects of derivative instruments on the Consolidated Statement of Operations for the period ended March 31, 2025, by risk category are as follows:
	Derivatives not designated as hedging instruments
	Forward Foreign Currency Exchange Contracts	Total
Net Change in Unrealized Appreciation/Depreciation on Derivatives
Foreign exchange	$(7,544,698)	$(7,544,698)
	$(7,544,698)	$(7,544,698)
The notional amount and the number of contracts as of March 31, 2025 are included on the Consolidated Schedule of Investments. The quarterly average volumes of derivative instruments for the period ended March 31, 2025 are as follows:
Derivatives not designated as hedging instruments
Forward foreign currency exchange contracts	Notional amount	$(276,691,863)
Note 11 — Disclosures about Offsetting Assets and Liabilities
ASU 2011-11, Disclosures about Offsetting Assets and Liabilities, requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.
The Fund mitigates credit risk with respect to over-the-counter (“OTC”) derivative counterparties through credit support annexes included with International Swaps and Derivatives Association (“ISDA”) Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.
The Fund’s Consolidated Statement of Assets and Liabilities presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the Consolidated Statement of

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

Assets and Liabilities to present below. Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the Consolidated Statement of Assets and Liabilities and net amounts are presented below:
Unrealized Appreciation/ Depreciation on Forward Foreign Currency Exchange Contracts	Counterparty	Gross Amounts Recognized in Consolidated Statement of Assets and Liabilities	Amounts Not Offset in Consolidated Statement of Assets and Liabilities
			Financial Instruments*	Cash Collateral**	Net Amount
Forward foreign currency exchange contracts – assets	BNP Paribas	$1,660,072	$(1,660,072)	$—	$—
Forward foreign currency exchange contracts – liabilities	BNP Paribas	$(8,883,426)	$1,660,072	$265,292	$(6,958,062)
* Amounts relate to master netting agreements and collateral agreements (for example, ISDA) which have been determined by the Investment Manager to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.
** Amounts relate to master netting agreements and collateral agreements which have been determined by the Investment Manager to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Consolidated Statement of Assets and Liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.
Note 12 — Commitments
Bank Loans, Collateralized Loan Obligations, Corporate Bonds and Private Investment Vehicles may be structured to be fully funded at the time of investment or include unfunded investment commitments, which are contractual obligations for future funding. The potential investment commitments are noted as “Commitments and contingencies” as reported on the Consolidated Statement of Assets and Liabilities. The unfunded investment commitments outstanding as of March 31, 2025, are as follows:

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

Unfunded Commitment
Bank Loans
Fenix Topco, LLC	$80,586
Fenix Topco, LLC	3,386,835
Minds + Assembly, LLC	950,521
Minds + Assembly, LLC	2,117,647
Minds + Assembly, LLC	1,411,765
Riccobene Associates	2,359,269
Riccobene Associates	744,249
Riccobene Associates	95,115
Summit Spine & Joint Centers	4,042,289
Summit Spine & Joint Centers	1,899,876
Collateralized Loan Obligations
Ares CLO Ltd.	7,914,148
Fortress Credit Opportunities CLO, LLC	11,588,400
Silver Point CLO Ltd.	2,780,870
Corporate Bonds
Financials
Golub Capital BDC, Inc.	$6,130,800
Private Investment Vehicles
Investment Partnerships
137 Direct Fund, LP	8,000,000
137 Ventures VI LP	1,275,984
Arbour Lane Credit Opportunity Fund IV LP	13,230,463
Arlington Capital Partners VI LP	1,072,338
Audax Private Credit Fund LP	7,228,870
Blue Owl Real Estate Net Lease Property Fund LP	20,000,000
CSF IV LP	34,634,021
FCP Realty Fund VI-A LP	34,814,985
GPS IV LP	717,466
Hedosophia Partners VI LP	4,654,795
Hillpointe Workforce Housing Partners V LP	41,250,000
Quiet Venture III Fund LP	4,977,395
Savory Fund III Blocked LP	4,000,000
TCW Rescue Financing Fund II LP	6,169,162
Whitehawk IV-Plus Onshore Fund LP	4,406,388
Non-Listed Business Development Companies
TCW Direct Lending VIII, LLC	39,092,769
Private Collateralized Loan Obligations
Neuberger Berman CLO Ltd.	2,792,000
Total Unfunded Commitments	$273,819,007
Note 13 — Credit Agreement
The Fund, as the borrower, has entered into a credit agreement, as amended (the “Credit Agreement”), with TriState Capital Bank as the lender. The Credit Agreement establishes a commitment by the

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

lender to make revolving loans to the Fund in an aggregate principal amount not in excess of $30,000,000, which may be increased from time to time upon mutual agreement by the parties. The expiration date of the Credit Agreement is October 15, 2025. Effective January 2, 2025, the Fund requested a temporary increase in the maximum revolving commitment by $45,000,000 (from $30,000,000 to $75,000,000) through and including April 15, 2025. In connection with the Credit Agreement, the Fund has made certain customary representations and warranties and is required to comply with various customary covenants, reporting requirements and other requirements including maintaining a loan to value ratio of 3:00 to 1:00 at any time. The Credit Agreement contains events of default customary for similar financing transactions, including: (i) the failure to make principal, interest or other payments when due after the applicable grace period; (ii) the insolvency or bankruptcy of the Fund; or (iii) a change of management of the Fund. Upon the occurrence and during the continuation of an event of default, the lender may declare the outstanding advances and all other obligations under the Credit Agreement immediately due and payable. The Fund’s obligations to the lender under the Credit Agreement are secured by a first-priority security interest in substantially all of the assets of the Fund.
For the year ended March 31, 2025, the Fund incurred a cost related to the setup and maintenance of the credit agreement (the “Commitment fee”) and for the quarterly average daily unused portion of the revolving commitment (the “Unused line of credit fees”) as reported on the Consolidated Statement of Operations. The average interest rate, average daily loan balance, maximum outstanding and amount recorded as interest expense for the fifty-seven (57) days the Fund had outstanding borrowings were 7.52%, $61,842,105, $75,000,000, and $720,580, respectively. As of March 31, 2025 the Fund had $20,000,000 in outstanding borrowings.
Note 14 — Control Ownership
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Investment Company Act. As of March 31, 2025, the Shareholders listed in the table immediately below held, for the benefit of their customers, the following percentages of the outstanding Shares of the Fund:
Beneficial Owner	% of Outstanding Shares of the Fund
Charles Schwab & Co.	59.6%
The Fund has no knowledge as to whether all or any portion of the Shares owned of record are also owned beneficially.
Note 15 — Risk Factors
An investment in the Fund involves various risks. The Fund allocates assets to private investment vehicles that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counterparty defaults.
No guarantee or representation is made that the investment program will be successful.
Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/or other public health issues, financial institution instability, threatened or actual imposition of tariffs, recessions or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2025

individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, bank failures, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate in impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.
Note 16 — Events Subsequent to the Fiscal Period End
In preparing these consolidated financial statements, management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the consolidated financial statements.

First Trust Alternative Opportunities Fund
FUND MANAGEMENT
March 31, 2025 (Unaudited)

The members of the Board and the Fund’s officers and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years, is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board, and is available without charge, upon request, by calling the Fund at (877) 779-1999.
INDEPENDENT TRUSTEES
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
David G. Lee Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chairman and Trustee	Chairman Since May 2019; Trustee Since Inception	Retired (Since 2012); President and Director, Client Opinions, Inc. (2003 – 2012); Chief Operating Officer, Brandywine Global Investment Management (1998 – 2002).	26	None
Robert Seyferth Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (Since 2009); Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993 – 2009).	26	None
Gary E. Shugrue Year of Birth: 1954 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since September 2021	Retired (Since 2023); Managing Director, Veritable LP (investment advisory firm) (2016 – 2023); Founder/ President, Ascendant Capital Partners, LP (private equity firm) (2001 – 2015).	26	Trustee, Quaker Investment Trust (3 portfolios) (registered investment company).

First Trust Alternative Opportunities Fund
FUND MANAGEMENT — Continued
March 31, 2025 (Unaudited)

INTERESTED TRUSTEE AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Terrance P. Gallagher*** Year of Birth: 1958 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since June 2020	Executive Vice President and Trust Platform Director, UMB Fund Services, Inc. (2024 – Present); President and Trustee, Investment Managers Series Trust II (registered investment company) (2013 – Present); Executive Vice President and Director of Fund Accounting, Administration and Tax, UMB Fund Services, Inc. (2007 – 2023).	26	President and Trustee, Investment Managers Series Trust II (31 portfolios) (registered investment company).
Michael Peck Year of Birth: 1980 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	President	Since Inception	Chief Executive Officer and Co-CIO, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012 – 2024) President and Co-CIO, Vivaldi Capital Management LP (2012 – 2024); Portfolio Manager, Coe Capital Management (2010 –
			2012); Senior Financial Analyst and Risk Manager, the Bond Companies (2006 – 2008).	N/A	N/A

First Trust Alternative Opportunities Fund
FUND MANAGEMENT — Continued
March 31, 2025 (Unaudited)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Chad Eisenberg Year of Birth: 1982 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	Chief Operating Officer, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012 – 2024); Chief Operating Officer, Vivaldi Capital Management LP (2012 – 2024); Director, Coe Capital Management LLC (2010 – 2011).	N/A	N/A
Bernadette Murphy Year of Birth: 1964 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since 2021	Director, Vigilant Compliance, LLC (investment management solutions firm) (2018 – Present).	N/A	N/A
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since September 2018	Senior Vice President, Client Services (2017 – Present), Vice President, Senior Client Service Manager (2013 –
			2017), Assistant Vice President, Client Relations Manager (2002 – 2013), UMB Fund Services, Inc.	N/A	N/A
* Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity or retirement. Officers hold office until their successors are chosen and qualified and serve at the pleasure of the Trustees.
** As of March 31, 2025, the fund complex consists of the AFA Private Credit Fund, Agility Multi-Asset Income Fund, Aspiriant Risk-Managed Capital Appreciation Fund, Aspiriant Risk-Managed Real Assets Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, Felicitas Private Markets Fund, First Trust Alternative Opportunities Fund, First Trust Enhanced Private Credit Fund, First Trust Hedged Strategies Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, FT Vest Hedged Equity Income Fund: Series A2, FT Vest Hedged Equity Income Fund: Series A3, FT Vest Hedged Equity Income Fund: Series A4, FT Vest Rising Dividend Achievers Total Return Fund, FT Vest Total Return Income Fund: Series A2, FT Vest Total Return Income Fund: Series A3, FT Vest Total Return Income Fund: Series A4, Infinity Core Alternative Fund, Keystone Private Income Fund, Pender Real Estate Credit Fund, Variant Alternative Income Fund, Variant Alternative Lending Fund and Variant Impact Fund.
*** Mr. Gallagher is deemed to be an interested person of the Fund because of his affiliation with the Fund’s Administrator.

First Trust Alternative Opportunities Fund
FUND INFORMATION
March 31, 2025 (Unaudited)

Board Consideration of the Continuation of the Subadvisory Agreement
At the meeting of the Board of Trustees (the “Board” and the members thereof, “Trustees”) held on December 4-5, 2024 (the “Meeting”), the Board, including a majority of Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the continuation of the sub-advisory agreement among First Trust Capital Management L.P. (the “Investment Manager”), First Trust Alternative Opportunities Fund (the “Fund”) and Palmer Square Capital Management LLC, the Fund’s sub-adviser (the “Sub-Adviser”) (the “Sub-Advisory Agreement”).
In advance of the Meeting, the Independent Trustees requested and received materials from the Sub-Adviser to assist them in considering the approval of the Sub-Advisory Agreement. Among other things, the Board reviewed reports from management about the below factors. The Board did not consider any single factor as controlling in determining whether or not to approve the Sub-Advisory Agreement. Nor are the items described herein all-encompassing of the matters considered by the Board.
The Board engaged in a detailed discussion of the materials with management of the Investment Manager. The Independent Trustees then met separately with their independent counsel for a full review of the materials. Following these sessions, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Sub-Advisory Agreement.
NATURE, EXTENT AND QUALITY OF SERVICES
The Board reviewed and considered the nature and extent of the investment advisory services provided by the Sub-Adviser to the Fund under the Sub-Advisory Agreement, including the selection of Fund investments. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Sub-Adviser to the Fund. The Board reviewed and considered the qualifications of the portfolio managers and other key personnel of the Sub-Adviser who provide the sub-advisory and administrative services to the Fund. The Board determined that the Sub-Adviser’s portfolio managers and key personnel are well-qualified by education and/or training and experience to perform the services for the Fund in an efficient and professional manner. The Board also took into account the Sub-Adviser’s compliance policies and procedures. The Board concluded that the overall quality of the sub-advisory and administrative services provided to the Fund was satisfactory.
PERFORMANCE
The Board considered the investment performance of the Sub-Adviser with respect to the Fund, noting that the Sub-Adviser also manages another investment product with a similar investment objective and strategy. The Board considered the performance of the Sub-Adviser’s sleeve of the Fund, noting that such sleeve had strong performance as of August 31, 2024, against a comparison index for the year to date and 1-year periods and since the Sub-Adviser becoming a sub-adviser to the Fund. The Board concluded that the performance of the Sub-Adviser was satisfactory.
FEES AND EXPENSES
The Board reviewed and considered the sub-advisory fee rate of the Fund, noting that the Investment Manager pays the Sub-Adviser from its fee. The Board compared the sub-advisory fees of the Fund with the sub-advisory fees paid to the Sub-Adviser for sub-advising other funds managed by the Investment Manager, as well as a private fund managed by the Sub-Adviser. The Board concluded that the sub-advisory fees payable to the Sub-Adviser were reasonable and satisfactory in light of the services provided.

First Trust Alternative Opportunities Fund
FUND INFORMATION — Continued
March 31, 2025 (Unaudited)

BREAKPOINTS AND ECONOMIES OF SCALE
The Board reviewed the structure of the fees paid by the Investment Manager to the Sub-Adviser under the Sub-Advisory Agreement, which did not include breakpoints. The Board considered the fees paid by the Investment Manager to the Sub-Adviser and concluded that such fees were reasonable and satisfactory in light of the services provided. The Board noted the Sub-Adviser’s assessment that economies of scale were not currently expected to be realized as assets grow in the Fund.
PROFITABILITY OF SUB-ADVISER
The Board considered and reviewed information concerning the costs incurred and profits realized by the Sub-Adviser from its relationship with the Fund. The Board also reviewed the Sub-Adviser’s financial condition and noted that it appeared stable. The Board determined that the sub-advisory fees and the compensation to the Sub-Adviser were reasonable and the financial condition was adequate.
ANCILLARY BENEFITS AND OTHER FACTORS
The Board also discussed other benefits to be received by the Sub-Adviser from its management of the Fund including, without limitation, reputational benefits and the ability to market advisory services for similar products. The Board noted that the Sub-Adviser does not have affiliations with the Fund’s transfer agent, fund accountant or custodian, or distributor, and therefore, does not derive any benefits from the relationships these parties may have with the Fund. The Board concluded that the sub-advisory fees were reasonable in light of the fall-out benefits.
GENERAL CONCLUSION
Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded it would be in the best interest of the Fund and its shareholders to approve the continuance of the Sub-Advisory Agreement.

First Trust Alternative Opportunities Fund
FUND INFORMATION — Continued
March 31, 2025 (Unaudited)

	TICKER	CUSIP
First Trust Alternative Opportunities Fund – Class A Shares	VFLAX	75943J209
First Trust Alternative Opportunities Fund – Class I Shares	VFLEX	75943J100
Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 779-1999 or on the SEC website at www.sec.gov.
Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (877) 779-1999 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at www.sec.gov or without charge and upon request by calling the Fund at (877) 779-1999.
Qualified Dividend Income
For the year ended December 31, 2024, 0.71% of dividends to be paid from net investment income, including short term capital gains from the Fund (if any), are designated as qualified dividend income.
Corporate Dividends Received Deduction
For the year ended December 31, 2024, 0.37% of the dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), are designated as dividends received deduction available to corporate shareholders.
Section163(j) Interest Dividends
For the year ended December 31, 2024, the Fund designated approximately 73.57% of its taxable ordinary income dividends, (dividend income and short-term gains, if any), or up to the maximum amount allowable, as Section 163(j) Interest Dividends. The Fund intends to pass through Section 163(j) Interest Dividends as defined in Proposed Treasury Regulation §1.163(j)-1(b).
Section 199A Dividends
For the year ended December 31, 2024, the Fund designated approximately 0.76% of its taxable ordinary income dividends, (dividend income and short-term gains, if any), or up to the maximum amount allowable, as Section 199A dividends. Non-corporate shareholders of the Fund meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the Fund as Section 199A dividends.

First Trust Alternative Opportunities Fund
FUND INFORMATION — Continued
March 31, 2025 (Unaudited)

Capital Gain
For the year ended December 31, 2024, the Fund designated $6,035,326 as long-term capital gain distributions.
First Trust Alternative Opportunities Fund
235 West Galena Street
Milwaukee, WI 53212
Toll Free: (877) 779-1999

(b)	Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, Registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	The registrant’s code of ethics are written standards that are reasonably designed to deter wrongdoing and to promote: (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant; (3) Compliance with applicable governmental laws, rules, and regulations; (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and (5) Accountability for adherence to the code.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)	The registrant does not intend to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website.

(f)	The registrant has included with this filing, pursuant to Item 19(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	As of the end of the period covered by the report, the registrant’s board of trustees has determined that Mr. David G. Lee and Mr. Robert Seyferth are qualified to serve as the audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a)	The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are $68,100 for 2024 and $117,500 for 2025.

Audit-Related Fees

(b)	The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2024 and $0 for 2025.

Tax Fees

(c)	The aggregate fees billed for professional services rendered by the principal accountant for the review and preparation of tax returns are $0 for 2024 and $46,680 for 2025.

All Other Fees

(d)	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item is $0 for 2024 and $0 for 2025.

(e)	(1) The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the fiscal period April 1, 2024 through March 31, 2025 that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the fiscal year of the registrant was $0 for 2024 and $0 for 2025.

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i)	Not Applicable.

(j)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	Not applicable.

(b)	Not applicable.

ITEM 6. INVESTMENTS.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Not applicable.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

First Trust Capital Management L.P.

PROXY POLICY AND PROCEDURE

INTRODUCTION

First Trust Capital Management L.P. (“FTCM”) acts as either the advisor or sub-advisor to a number of registered investment companies (the “Funds”). In accord with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, FTCM has adopted the following policies and procedures to provide information on FTCM’s proxy policy generally as well as on procedures for each of the Funds specifically (the “Proxy Policy and Procedure”). These policies and procedures apply only to FTCM. Investment managers engaged as sub-advisors for one of the Funds are required to vote proxies in accord with their own policies and procedures and any applicable management agreements.

GENERAL GUIDELINES

FTCM’s Proxy Policy and Procedure is designed to ensure that proxies are voted in a manner (i) reasonably believed to be in the best interests of the Funds and their shareholders1 and (ii) not affected by any material conflict of interest. FTCM considers shareholders’ best economic interests over the long term (i.e., addresses the common interest of all shareholders over time). Although shareholders may have differing political or social interests or values, their economic interest is generally uniform.

FTCM has adopted voting guidelines to assist in making voting decisions on common issues. The guidelines are designed to address those securities in which the Funds generally invest and may be revised in FTCM’s discretion. Any non-routine matters not addressed by the proxy voting guidelines are addressed on a case-by-case basis, considering all relevant facts and circumstances at the time of the vote, particularly where such matters have a potential for major economic impact on the issuer’s structure or operations. In making voting determinations, FTCM typically will rely on the individual portfolio managers who invest in and track particular companies as they are the most knowledgeable about, and best suited to make decisions regarding, particular proxy matters. In addition, FTCM may conduct research internally and/or use the resources of an independent research consultant. FTCM may also consider other materials such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies and may engage in dialogue with an issuer’s management.

FTCM acknowledges its responsibility to identify material conflicts of interest related to voting proxies. FTCM’s employees are required to disclose to the Chief Compliance Officer any personal conflicts, such as officer or director positions held by them, their spouses or close relatives, in any publicly traded company. Conflicts based on business relationships with FTCM, any affiliate or any person associated with FTCM, will be considered only to the extent that FTCM has actual knowledge of such relationships. FTCM then takes appropriate steps to address identified conflicts. Typically, in those instances when a proxy vote may present a conflict between the interests of the Fund, on the one hand, and FTCM’s interests or the interests of a person affiliated with FTCM on the other, FTCM will abstain from making a voting decision and will document the decision and reasoning for doing so.

1 Actions taken in accord with the best interests of the Funds and their shareholders are those which align most closely with the Funds’ stated investment objectives and strategies.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

In some cases, the cost of voting a proxy may outweigh the expected benefits. For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person. In such situations, FTCM may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

In certain cases, securities on loan as part of a securities lending program may not be voted. Nothing in the proxy voting policies shall obligate FTCM to exercise voting rights with respect to a portfolio security if it is prohibited by the terms of the security or by applicable law or otherwise.

FTCM will not discuss with members of the public how they intend to vote on any particular proxy proposal.

SPECIAL CONSIDERATIONS

The Funds are subject to the restrictions of Sections 12(d)(1)(A)(i) and (B)(i) of the Investment Company Act of 1940 (the “Act”). Generally, these provisions require that any fund and any entity controlled by that fund (including ETFs that are registered investment companies) may not (i) own, in the aggregate, more than three percent (3%) of the total outstanding voting securities of any registered open-end or closed-end investment company, including money market funds2; (ii) invest more than 5% of its total assets in any one investment company; or (iii) invest more than 10% of its total assets in the securities of other investment companies. Section 12(d)(1)(F) of the Act provides that the Section 12(d)(1) limitations do not apply to the securities acquired by a fund if (x) immediately after the purchase or acquisition of not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund, and (y) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than one and a half percent (1.5%). In the event that one of Funds relies upon Section 12(d)(1)(F), FTCM, acting on behalf of the Fund, will, when voting with respect to any investment company owned by the Fund, comply with either of the following voting restrictions:

●	Seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or
●	Vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

In addition to Section 12(d)(1)(F), Rule 12d1-4 under the Act states that a registered investment company (“Acquiring Fund”) may purchase or otherwise acquire the securities issued by another registered investment company (the “Acquired Fund”) in excess of the limits of Section 12(d)(1) and an Acquired Fund may sell or otherwise dispose of the securities issued by the Acquiring Fund in excess of the limits of Section 12(d)(1) if certain conditions are met. One of the conditions is that if the Acquiring Fund and its advisory group (as defined by Rule 12d1-4), in aggregate (A) hold more than 25% of the outstanding voting securities of an Acquired Fund that is a registered open-end management investment company or registered unit investment trust as a result of a decrease in the outstanding voting securities of an Acquired Fund, or (B) hold more than 10% of the outstanding voting securities of an Acquired Fund that is a registered closed-end management investment company or business development company, each of those holders will vote its securities in the same proportion as the vote of all other holders of such securities. When relying on Rule 12d1-4, the Fund will comply with such voting restrictions as required by Rule 12d1-4 and any applicable provision in the respective Fund of Funds Agreement with the Acquired Fund.

2 The three percent (3%) limit is measured at the time of investment.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

ISS ProxyEdge

FTCM has a contractual relationship with Institutional Shareholder Services Inc. (“ISS”) through which ISS provides certain proxy management services to FTCM’s portfolio management teams. Specifically, ISS (i) provides access to the ISS ProxyExchange web-based voting and research platform to access vote recommendations, research reports, execute vote instructions and run reports relevant to Subscriber’s proxy voting environment; (ii) implements and maps FTCM’s designated proxy voting policies to applicable accounts and generates vote recommendations based on the application of such policies; and (iii) monitors FTCM’s incoming ballots, performs ballot-to-account reconciliations with FTCM and its third party providers to help ensure that ISS is receiving all ballots for which FTCM has voting rights.

ISS provides two options for how proxy ballots are executed:

1.	Implied Consent: ISS executes ballots on FTCM’s behalf based on policy guidelines chosen at the time FTCM entered into the relationship with ISS.
2.	Mandatory Signoff: ISS is not permitted to mark or process any ballot on FTCM’s behalf without first receiving FTCM’s specific voting instructions via ProxyExchange.

FTCM has opted for Option 1. Implied Consent and in so doing has chosen to allow ISS to vote proxies on its behalf “with management’s recommendations.” FTCM has the option, however, to change its vote from the “with management’s recommendations” default at any point prior to the voting deadline if the portfolio managers following the subject company determine it is in the best interests of the Funds and their shareholders to do so. In those instances when the subject company’s management has not provided a voting recommendation, FTCM will either vote based on its own determination of what would align most closely with the best interests of the Funds and their shareholders or will opt to allow ISS to submit an “abstain” vote on its behalf. In addition, in those limited instances when share blocking3 may apply, FTCM has instructed ISS not to cast a vote on FTCM’s behalf unless FTCM provides specific instructions via ProxyExchange.

FUND-SPECIFIC POLICIES AND PROCEDURES

Infinity Core Alternative Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, First Trust Private Assets Fund, and First Trust Hedged Strategies Fund (collectively, the “Funds of Funds”) are “fund of funds” that invest primarily in general or limited partnerships, funds, corporations, trusts or other investment vehicles (collectively, “Investment Funds”). While it is unlikely that the Funds of Funds will receive notices or proxies from Investment Funds (or in connection with any other portfolio securities), to the extent that the Funds of Funds do receive such notices or proxies and the Funds of Funds have voting interests in such Investment Funds, the responsibility for decisions regarding proxy voting for securities held by the Funds of Funds lies with FTCM as their advisor. FTCM will vote such proxies in accordance with the proxy policies and procedures noted above.

3 Proxy voting in certain countries requires share blocking. Shareholders wishing to vote their proxies must deposit their shares shortly before the meeting date with a designated depositary. During this blocking period, any shares held by the designated depositary cannot be sold until the meeting has taken place and the shares have been returned to FTCM’s custodian banks. FTCM generally opts not to participate in share blocking proxies given these restrictions on their ability to trade.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

The Funds of Funds are required to file Form N-PX with its complete proxy voting record for the twelve (12) months ended June 30th, no later than August 31st of each year. The Funds of Funds Form N-PX filings will be available: (i) without charge, upon request, by calling 1.877.779.1999 or (ii) by visiting the SEC’s website at www.sec.gov.

All Other Funds

With the exception of the First Trust Merger Arbitrage Fund and First Trust Merger Arbitrage ETF, Infinity Core Alternative Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, First Trust Private Assets Fund, and First Trust Hedged Strategies Fund, the Funds for which FTCM is presently either an advisor or a sub-advisor are managed by multiple internal and external portfolio management teams. As noted above, the policies and procedures outlined within this Proxy Policy and Procedure apply to those securities being held in that portion of the Funds’ portfolios managed by a FTCM portfolio manager only (including Infinity Core Alternative Fund).

Each Fund will be required to file Form N-PX annually, with its complete proxy voting record for the twelve (12) months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, from the Fund’s administrator or (ii) by visiting the SEC’s website at www.sec.gov.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

Palmer Square Capital Management LLC

Proxy Voting Guidelines

In accordance with Rule 30b1-4 under the Investment Company Act of 1940 and Rule 206(4)-6 and 204-2 under of the Investment Advisers Act of 1940, Palmer Square Capital Management LLC (“Palmer Square”) is providing all clients with a summary of its proxy voting procedures.

●	Upon opening an account with Palmer Square, clients are given the option to delegate proxy-voting discretion to Palmer Square by completing the appropriate documents. Palmer Square will only exercise proxy-voting discretion over client shares in the instances where clients give Palmer Square discretionary authority to vote on their behalf.

●	It is Palmer Square’s policy to vote client shares primarily in conformity with Glass Lewis & Co. recommendations, in order to mitigate conflicts of interest that can arise between Palmer Square and its clients. Glass Lewis & Co. and Palmer Square retain a record of all recommendations.

●	Glass Lewis & Co. is an independent third party that issues recommendations based upon its own internal guidelines.

●	Palmer Square conducts a review at least annually of Glass Lewis & Co to assess the firm’s capacity and competency to serve as a proxy advisor.

●	Palmer Square will vote client shares inconsistent with Glass Lewis & Co. recommendations if Palmer Square believes that doing so is in the best interest of its clients.

●	In situations where Palmer Square identifies a material conflict of interest in the voting of proxies due to business or personal relationships that Palmer Square maintains with persons having an interest in the outcome of certain votes, Palmer Square will take appropriate steps to ensure that its proxy voting decisions are made in the best interest of its clients.

●	Palmer Square votes client shares via ProxyEdge, an electronic voting platform provided by Broadridge Financial Solutions, Inc. Additionally, ProxyEdge retains a record of proxy votes for each client.

●	Annually, Palmer Square will file Form N-PX with the SEC, which will contain each fund’s complete proxy voting record.

●	Palmer Square’s Compliance Team will periodically review all proxy votes to ensure consistency with its procedures.

●	Upon request, clients can receive a copy of Palmer Square’s proxy voting procedures and Glass Lewis & Co.’s proxy voting guidelines.

●	These procedures are currently in effect but could be amended in the future

If you have any questions or would like a copy of Palmer Square’s proxy voting procedures, Glass Lewis & Co.’s proxy voting guidelines and/or a record of how your shares were voted, please contact Palmer Square’s Chief Compliance Officer at 816-994-3200.

Section 18 - Proxy Voting

RiverNorth Capital Management, LLC

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In its standard investment advisory agreement, RiverNorth Capital Management, LLC (“RiverNorth”) specifically states that it does not vote proxies unless otherwise directed by the client and the client, including clients governed by ERISA, is responsible for voting any proxies.   Therefore, RiverNorth will not vote proxies for these clients.  However, RiverNorth will vote proxies on behalf of its investment company clients and hedge fund clients ("Funds"). RiverNorth has instructed all custodians, other than Fund custodians, to forward proxies directly to its clients, and if RiverNorth accidentally receives a proxy for any non-Fund client, current or former, RiverNorth will promptly forward the proxy to the client. In order to fulfill its responsibilities to Funds, RiverNorth has adopted the following policies and procedures for proxy voting with regard to companies in any Funds’ investment portfolios.

OVERVIEW

The Proxy Voting Policies and Procedures are designed to protect the best interests of the Funds. RiverNorth does not delegate or rely on any third-party service provider for voting recommendations.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, RiverNorth will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for the Funds:

●	Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

●	Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

●	Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

RiverNorth generally believes that the individual portfolio managers that invest in and track particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes. Therefore, RiverNorth relies on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, RiverNorth may seek insight from its managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a Fund, on the one hand, and RiverNorth’s interests or the interests of a person affiliated with us, on the other. In such a case, RiverNorth will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

Notwithstanding the forgoing, the following policies will apply to investment company shares owned by a Fund. The Investment Company Act of 1940, as amended, (the “Act”) defines an “investment company” to include mutual funds, money market funds, closed-end funds (including preferred shares of a closed-end fund), and exchange traded funds. Under Section 12(d)(1) of the Act, a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent. Therefore, each Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d) (1) (F):

●	when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either

o	seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

o	vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Under Section 12(d)(1)-(4) of the Act, an investment company (including exchange traded funds (“ETFs”), or closed-end funds), or business development company (“BDC”), is allowed to acquire securities of any other registered investment company or BDC in excess of the limitations in Section 12(d)(1). For purposes of these policies and procedures, the term “Acquiring Fund” means a fund that invests in any other registered investment company and “Acquired Fund” means a fund that is being acquired by another registered investment company.

When an investment company is relying on 12(d)(1)-(4), the investment company must comply with the following provisions regarding proxy voting:

●       Limits on Control and Voting. When an investment company acquires shares of another investment company (Acquiring Fund), its advisory group1 is prohibited from controlling2, individually or in the aggregate, of the Acquired Fund. An Acquiring Fund and its advisory group are required to use mirror voting when they hold more than: (i) 25 percent of the outstanding voting securities of an Acquired Fund that is an open-end fund or UIT due to a decrease in the outstanding voting securities of the Acquired Fund; or (ii) 10 percent of the outstanding voting securities of an Acquired Fund that is a closed-end fund or BDC. In assessing whether a Fund is deemed to have control, the Acquiring Fund is required to aggregate its investment in an Acquired Fund with the investment of the Acquiring Fund’s advisory group. The Acquiring Fund and its advisory group are required to use pass-through voting (i.e., seek voting instructions from the Acquiring Fund’s own shareholders and vote accordingly) in situations where (1) all holders of an Acquired Fund’s outstanding voting securities are required by Rule 12d1-4 or Section 12(d)(1) of the 1940 Act to use mirror voting, or (2) mirror voting by an Acquiring Fund is not possible (for example, when Acquiring Funds are the only shareholders of an Acquired Fund).

●       Exceptions from the Control and Voting Conditions. The control and voting conditions described above do not apply when: (i) an Acquiring Fund is within the same group of investment companies as an Acquired Fund; or (ii) the Acquiring Fund’s investment sub-advisor or any person controlling, controlled by, or under common control with such investment sub-advisor acts as the Acquired Fund’s investment advisor or depositor.

PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action; fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

RiverNorth believes that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

1 Rule 12d1-4 defines “advisory group” as either: (i) an Acquiring Fund’s investment advisor or depositor and any person controlling, controlled by, or under common control with such investment advisor or depositor; or (ii) an Acquiring Fund’s investment sub-advisor and any person controlling, controlled by, or under common control with such investment sub-advisor.

2 “Control” means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company. The 1940 Act creates a rebuttable presumption that any person who, directly or indirectly, beneficially owns more than 25% of the voting securities of a company is deemed to control the company. Accordingly, an Acquiring Fund and its advisory group could own up to 25% of the outstanding shares of an Acquired Fund without being presumed to control the Acquired Fund. A determination of control depends on the facts and circumstances of the particular situation and does not turn solely on ownership of voting securities of a company.

RiverNorth will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

RiverNorth believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

RiverNorth will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

●	Requiring senior executives to hold stock in a company.
●	Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

RiverNorth views the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, RiverNorth generally believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

RiverNorth will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While RiverNorth recognizes that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which RiverNorth generally considers to have a negative impact on shareholder value. Therefore, while RiverNorthwill evaluate such plans on a case by case basis, we will generally oppose such plans.

PROXY SERVICE PROVIDER OVERSIGHT

RiverNorth uses Broadridge Financial Solutions Inc.’s ProxyEdge (“ProxyEdge”) as our third-party service provider for voting proxies. ProxyEdge, as a RiverNorth service provider, is monitored by RiverNorth through its proxy service and undergoes an initial and periodic due diligence review.

The initial due diligence of a third-party service provider for proxy services includes a review of the service provider’s compliance policies and procedures, records of any administrative proceedings against the firm, interview with key personnel, review the information technology and cybersecurity controls in place to protect vital data and discussions with other clients of the service provider.

For a periodic due diligence, RiverNorth requires its third-party service provider for proxy services to complete a Due Diligence Questionnaire (DDQ). As with the initial due diligence, the DDQ will cover the service provider’s compliance policies and procedures, records of any administrative proceedings against the firm and information technology and cybersecurity controls in place to protect vital data. It will also include an evaluation of any material changes in services or operations of the third-party service provider for proxy services.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-646-0148. RiverNorth will send a copy of these Proxy Voting Policies and Procedures within three (3) business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery. In addition, RiverNorth will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

TESTING PROCEDURES

On a monthly basis, the Chief Compliance Officer (“CCO”) or his designee shall obtain periodic affirmations from employees responsible for voting proxies that all outstanding proxies have been voted. On a periodic basis, the CCO or his designee shall review a sample of all proxies for compliance with these policies and procedures.

Revised	2/12/2013

11/7/2014

7/1//2021

3/01/2022

7/1/2024

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	(1) The following table provides biographical information about the members of First Trust Capital Management L.P. (the “Investment Manager”) Palmer Square Capital Management LLC and RiverNorth Capital Management, LLC, (the "Sub-Advisers"), who are primarily responsible for the day-to-day portfolio management of First Trust Alternative Opportunities Fund as of the date of filing this report:

Name of Portfolio Management Team Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Portfolio Management Team Member
Michael Peck	Chief Executive Officer & Co-Chief Investment Officer	Since Inception

Chief Executive Officer and Co-CIO, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012 - Present); President and Co-CIO, Vivaldi Capital Management LP (formerly, Vivaldi Capital Management, LLC) (2012 – March 2024)

Portfolio Management
Brian Murphy	Co-Chief Investment Officer	Since Inception

Co-Chief Investment Officer and Portfolio Manager, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2014 - Present), Portfolio Manager, Vivaldi Capital Management LP (formerly, Vivaldi Capital Management, LLC) (2014 – March 2024)

Portfolio Management
Daniel Lancz	Portfolio Manager	Since Inception	Portfolio Manager, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2014 – Present); Portfolio Manager, Vivaldi Capital Management LP (formerly, Vivaldi Capital Management, LLC) (2014 – 2021)	Portfolio Management
Angie Long	Chief Investment Officer	Since February 2023	Chief Investment Officer, Palmer Square Capital Management since 2011	Portfolio Manager
Christopher Long	Chief Executive Officer	Since February 2023	Chief Executive Officer, Palmer Square Capital Management since 2009	Portfolio Manager
Taylor Moore	Managing Director, Portfolio Manager, Head of Structured Credit Trading	Since February 2023	Managing Director, Portfolio Manager, Head of Structured Credit Trading at Palmer Square Capital Management since 2018, joined Palmer Square in 2013.	Portfolio Manager
Patrick Galley	Chief Executive Officer, Chief Investment Officer, Portfolio Manager	Since Inception	CIO/PM, RiverNorth Capital Management, LLC (2004 - present). CEO, RiverNorth Capital Management, LLC (2020 - present).	Portfolio Management
Stephen O’Neill	Portfolio Manager	Since Inception	PM, RiverNorth Capital Management, LLC (2007 - present).	Portfolio Management

(a)	(2) The following table provides information about portfolios and accounts, other than First Trust Alternative Opportunities Fund, for which the members of the Portfolio Management team listed above are primarily responsible for the day-to-day portfolio management as of the end of the period covered by this report:

Name of Portfolio Management Team Member	Number of Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:			Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Michael Peck	2 Accounts $92.48M	9 Accounts $298.46M	0 Accounts	8 Accounts $1,466.84M	6 Accounts $409.27M	0 Accounts
Brian Murphy	2 Accounts $92.48M	9 Accounts $298.46M	0 Accounts	8 Accounts $1,466.84M	13 Accounts $462.50M	0 Accounts
Daniel Lancz	0 Accounts	1 Account $10.17M	0 Accounts	2 Accounts $1.77B	0 Accounts	0 Accounts
Angie Long	0 Accounts	68 Accounts $26.10B	0 Accounts	7 Accounts $2.00B	16 Accounts $3.20B	59 Accounts $2.80B
Christopher Long	0 Accounts	68 Accounts $26.10B	0 Accounts	4 Accounts $1.70B	16 Accounts $3.20B	85 Accounts $2.80B
Taylor Moore	0 Accounts	0 Accounts	0 Accounts	5 Accounts $874.00M	0 Accounts	0 Accounts
Patrick Galley	0 Accounts	5 Accounts $995.00M	10 Accounts $92.00M	15 Accounts $3.90B	0 Accounts	0 Accounts
Stephen O’Neill	0 Accounts	5 Accounts $995.00M	10 Accounts $92.00M	15 Accounts $3.90B	0 Accounts	0 Accounts

Conflicts of Interest

The Investment Manager, Sub-Advisers and Portfolio Managers may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Investment Manager, a Sub-Adviser or Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Manager seeks to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment models that are used in connection with the management of the Fund.

If the Investment Manager, a Sub-Adviser or Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Manager and Sub-Advisers have adopted procedures for allocating portfolio transactions across multiple accounts.

The Investment Manager and Sub-Advisers have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)	(3) The below information is provided as of March 31, 2025.

Mr. Peck and Mr. Murphy receive base salaries and bonuses, neither of which is based on performance, and are eligible to avail themselves of life insurance, medical and dental benefits offered to all First Trust Capital Management L.P. employees and to participate in First Trust Capital Management L.P.’s 401(k) plan. In addition, they are limited partners of VFT Holdings LP and receive compensation based on the overall profitability of the firm and its affiliates. Mr. Lancz receives a fixed salary and a discretionary bonus, based on individual and firm level performance. In addition, he owns interests in First Trust Capital Management L.P. and receives compensation based on the overall profitability of the firm. He also participates in a 401(k) program and receives medical/dental insurance benefits on the same basis as other employees of First Trust Capital Management L.P.

The Portfolio Management team members from Palmer Square Capital Management LLC receive a fixed based salary and a discretionary bonus. Each Portfolio Management team member is an equity owner of the firm and shares in the firm’s profits. The Portfolio Management team members’ compensation arrangements are not determined on the basis of specific funds or accounts managed.

Mr. Galley’s and Mr. O’Neill’s total compensation includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives. The performance bonus reflects individual performance of the funds managed by the portfolio managers and the performance of RiverNorth’s business as a whole. Mr. Galley and Mr. O’Neill also participate in a 401K program on the same basis as other officers of RiverNorth. As equity owners of RiverNorth, Mr. Galley and Mr. O’Neill also participate in the profits of the firm.

(a)	(4) The following is listing of the dollar range of shares beneficially owned by each Portfolio Management Team Member as of the end of the period covered by this report:

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member:
Michael Peck	$0 - $10,000
Brian Murphy	$50,000 - $100,000
Daniel Lancz	None
Angie Long	None
Christopher Long	None
Taylor Moore	None
Patrick Galley	None
Stephen O’Neill	None

(b)	Not applicable.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)	Not applicable.

(b)	Not applicable.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

ITEM 16. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

The Fund did not participate directly in securities lending activity.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4) There were no written solicitations.

(a)(5) Change in the registrant’s independent public accountant is attached hereto.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Alternative Opportunities Fund

By (Signature and Title)*	/s/ Michael Peck
Michael Peck, President
(Principal Executive Officer)

Date	June 9, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Peck
Michael Peck, President
(Principal Executive Officer)

Date	June 9, 2025

By (Signature and Title)*	/s/ Chad Eisenberg
Chad Eisenberg, Treasurer
(Principal Financial Officer)

Date	June 9, 2025

* Print the name and title of each signing officer under his or her signature.